UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Breitling Energy Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BREITLING ENERGY CORPORATION
1910 Pacific Avenue, Suite 12000
Dallas, Texas 75201
(214) 716-2600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m., Central Daylight Time on July 8, 2014.

PLACE	The corporate offices of the Company at 1910 Pacific Avenue, Suite 12000, Dallas, Texas 75201.
ITEMS OF BUSINESS	•	To elect five members of the Board of Directors to hold office for a one-year term expiring at the 2015 annual meeting of stockholders.
•	To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers for fiscal year 2013 as disclosed in this Proxy Statement.
•	To approve an advisory (non-binding) proposal to determine whether the stockholder vote to approve executive compensation (Item 2 above) should occur every 1, 2 or 3 years.
•	To approve the adoption of the Breitling Energy Corporation 2014 Stock Incentive Plan.
•	To ratify the appointment of Rothstein Kass as our independent accountants for the 2014 fiscal year.
•	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	You can vote if you were a stockholder of record on May 19, 2014.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning your proxy card. See details under the heading “How do I vote?”

ELECTRONIC AVAILABILITY OF PROXY MATERIALS
We are making this Proxy Statement, including the Notice of Annual Meeting and 2013 Annual Report on Form 10-K for the year ended December 31, 2013, available on our website at: http://www.breitlingenergy.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jeremy S. Wagers
Jeremy S. Wagers
Corporate Secretary

May 19, 2014

BREITLING ENERGY CORPORATION
1910 Pacific Avenue, Suite 12000
Dallas, Texas 75201
(214) 716-2600

PROXY STATEMENT

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Breitling Energy Corporation (“Breitling,” the “Company,” “we,” “us” or “our”), a Nevada corporation, of proxies to be voted at our 2014 Annual Meeting of Stockholders and any adjournment or postponement thereof.

You are invited to attend our Annual Meeting of Stockholders (the “Meeting”) on July 8, 2014, beginning at 10:00 a.m., Central Daylight Time. The Meeting will be held at the corporate offices of the Company at 1910 Pacific Avenue, Suite 12000, Dallas, Texas 75201.

This Notice of Annual Meeting, Proxy Statement, proxy card and 2013 Annual Report on Form 10-K for the year ended December 31, 2013, are first being mailed to stockholders on or about May 19, 2014.

Do I need a ticket to attend the Meeting?

You will need an admission ticket or proof of ownership to enter the Meeting.

If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Meeting, you must present proof of your ownership of Breitling stock, as of May 19, 2014, such as a bank or brokerage account statement, to be admitted to the Meeting. If you would rather have an admission ticket, you can obtain one in advance by mailing a written request with proof of your ownership of Breitling stock as of May 19, 2014, to:

Breitling Energy Corporation
Attention: Investor Relations
1910 Pacific Avenue, Suite 12000
Dallas, Texas 75201

If you have any questions about attending the Meeting, you may contact Investor Relations at 214-716-2600.

Stockholders also must present valid government-issued picture identification in order to be admitted to the Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the Meeting.

Who is entitled to vote at the Meeting?

Holders of Breitling common stock at the close of business on May 19, 2014 (the “Record Date”) are entitled to receive this Notice and to vote their shares at the Meeting. As of the Record Date, there were 499,083,626 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with Breitling’s transfer agent, Continental Stock Transfer & Trust, you are considered the “stockholder of record” of those shares. The Notice of Annual Meeting, Proxy Statement, proxy card and 2013 Annual Report on Form 10-K for the year ended December 31, 2013, have been sent directly to you by Breitling.

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If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of such shares held in street name. The Notice of Annual Meeting, Proxy Statement, proxy card and 2013 Annual Report on Form 10-K for the year ended December 31, 2013, have been forwarded to you by your broker, bank or other holder of record, who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

How do I vote?

You may vote using any of the following methods:

By Mail

You may submit your proxy vote by mail by signing a proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your broker, trustee or nominee, and mailing it in the enclosed envelope. If you provide specific voting instructions, your shares will be voted as you have instructed. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board; provided, however, if you are a beneficial owner, your bank, broker or other holder of record is not permitted to vote your shares on the following proposals if your bank, broker or other holder of record does not receive voting instructions from you: Proposal 1, to elect directors; Proposal 2, to approve, on an advisory and non-binding basis, the compensation awarded to the Company’s named executive officers for the year 2013; Proposal 3, to approve, on an advisory and non-binding basis, having the Company’s stockholder’s vote every third year to approve Management’s compensation; Proposal 4, to approve the adoption of the Breitling Energy Corporation 2014 Stock Incentive Plan; and Proposal 5, to ratify the appointment of Rothstein Kass as the Company’s independent accountant for the 2014 fiscal year.

In person at the Meeting

If you are the stockholder of record, you have the right to vote in person at the Meeting. If you are the beneficial owner, you are also invited to attend the Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Meeting unless you obtain a “legal proxy” from your broker, bank or other holder of record that holds your shares, giving you the right to vote the shares at the Meeting.

Can I revoke my proxy?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	written notice to the Corporate Secretary of the Company;
•	timely delivery of a valid, later-dated proxy; or
•	voting by ballot at the Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Meeting if you obtain a legal proxy as described in the answer to the preceding question.

What shares are included on the proxy card?

If you are a stockholder of record, you will receive a proxy card for the shares you hold in certificate form or in book-entry form.

If you are a beneficial owner, you will receive voting instructions from your bank, broker or other holder of record.

Is there a list of stockholders entitled to vote at the Meeting?

The names of stockholders of record entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting for any purpose germane to the Meeting. The list will be available between the hours of 8:30 a.m. and 4:30 p.m. Central Daylight Time, at our offices at 1910 Pacific Avenue, Suite 12000, Dallas, Texas 75201, by contacting the Corporate Secretary of the Company.

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What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum. In the absence of a quorum at the Meeting, the Meeting may be adjourned from time to time without notice, other than an announcement at the Meeting, until a quorum shall be present. Abstentions and “broker non-votes” represented by submitted proxies will be included in the calculation of the number of the shares present at the Meeting for purposes of determining a quorum. “Broker non-votes” occur when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Proposal 1—Directors are elected by a plurality of the votes cast at the Meeting, and the five nominees who receive the most votes will be elected. If you are a beneficial owner, your bank, broker or other holder of record may not vote your shares with respect to Proposal 1 without specific instructions from you as to how to vote with respect to the election of each of the five nominees for director because the election of directors is not considered a “routine” matter. Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the election of directors.

Proposal 2—To be approved, Proposal 2 regarding the compensation awarded to the Company’s named executive officers for the year 2013 must receive the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting with respect to Proposal 2. Because your vote is advisory, it will not be binding on the Board of Directors or the Company. If you are a beneficial owner, your bank, broker or other holder of record may not vote your shares with respect to Proposal 2 without specific instructions from you because Proposal 2 is not considered a “routine” matter. Abstentions and broker non-votes will be counted against Proposal 2.

Proposal 3—To be approved, Proposal 3 regarding the timing of stockholder approval of executive compensation must receive the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting with respect to Proposal 3. Because your vote is advisory, it will not be binding on the Board of Directors or the Company. If you are a beneficial owner, your bank, broker or other holder of record may not vote your shares with respect to Proposal 3 without specific instructions from you because Proposal 3 is not considered a “routine” matter. Abstentions and broker non-votes will be counted against Proposal 3.

Proposal 4—To be approved, Proposal 4 to approve the Breitling Energy Corporation 2014 Stock Incentive Plan must receive the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting with respect to Proposal 4. If you are a beneficial owner, your bank, broker or other holder of record may not vote your shares with respect to Proposal 4 without specific instructions from you as to how to vote with respect to the approval of the stock incentive plan because approval of the stock incentive plan is not considered a “routine” matter. Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the vote to approve the stock incentive plan.

Proposal 5—To be approved, Proposal 5 to ratify the appointment of Rothstein Kass must receive the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting with respect to Proposal 5. Proposal 5 is considered a “routine” matter and, therefore, if you are a beneficial owner, your bank, broker or other holder of record has the authority to vote your shares on Proposal 5 if you have not furnished voting instructions within a specified period of time prior to the Meeting. Abstentions will be counted as a vote against Proposal 5.

Could other matters be decided at the Meeting?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Meeting other than those referred to in this Proxy Statement.

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If other matters are properly presented for consideration at the Meeting, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission.

Who will count the vote?

Our Chief Financial Officer and Assistant Corporate Secretary will tabulate the votes.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting to be held on July 8, 2014

The Proxy Statement, including the Notice of Annual Meeting and 2013 Annual Report on Form 10-K for the year ended December 31, 2013, are available on our website at http://www.breitlingenergy.com. Please note that the Notice of Annual Meeting is not a form for voting, and presents only an overview of the more complete proxy materials, which contain important information and are available by mail. We encourage our stockholders to access and review the proxy materials before voting.

PROPOSAL 1—ELECTION OF DIRECTORS

Directors and Nominees

At the Meeting, Chris A. Faulkner, Jeremy S. Wagers, Jonathan S. Huberman, Richard H. Mourglia and Chris E. Williford will be nominated to serve as Directors. Each nominee, if elected, will hold office for a one-year term expiring at the 2015 annual meeting of stockholders and will serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named thereon and described below, it is intended that the shares represented by your proxy will be voted for the election of these five nominees. If you are a beneficial owner, your bank, broker or other holder of record is not permitted to vote your shares on Proposal 1 to elect directors if the bank, broker or other holder of record does not receive voting instructions from you. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board is unaware of any circumstances likely to render any nominee unavailable.

The Board of Directors recommends a vote FOR the election of the five nominees as Directors of the Company, to hold office for a one-year term expiring at the 2015 annual meeting of stockholders or until their successors are duly elected and qualified.

The individuals listed below currently serve on the Board of the Company. Each of the Directors is standing for re-election and has consented to serve as a director if re-elected.

Name	Age	Position	Director/Officer Since
Chris A. Faulkner	37	Chief Executive Officer, President and Chairman	December 9, 2013
Jeremy S. Wagers	37	Chief Operating Officer, General Counsel, Secretary and Director	December 9, 2013
Jonathan S. Huberman	48	Director	December 23, 2013
Richard H. Mourglia	55	Director	December 23, 2013
Chris E. Williford	63	Director	December 23, 2013

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Director Biographies

Chris Faulkner. Mr. Faulkner, age 37, was appointed as Chief Executive Officer and President of the Company effective December 9, 2013. He was appointed as a director on December 23, 2013, and as Chairman of the Board on February 4, 2014. Mr. Faulkner founded Breitling Oil & Gas Corporation (“O&G”) in 2004 and has been its President and Chief Executive Officer since that time. He is a frequent lecturer at industry events and is a member of many industry organizations, including the Texas Alliance of Energy Producers, the Dallas Petroleum Club, Independent Petroleum Association of America, Texas Independent Producers and Royalty Owners Association. Mr. Faulkner writes a monthly column on oil and gas for Energy and Mining International and Oil and Gas Monitor magazines. Mr. Faulkner was nominated to serve on the Board of Directors of the Company because of his experience in putting together the oil and gas interests that now form the Company’s core assets.

Jeremy S. Wagers. Mr. Wagers, age 37, was appointed as Chief Operating Officer and General Counsel effective as December 9, 2013 and was appointed as a director of December 23, 2013. Mr. Wagers joined O&G as Chief Compliance Officer and General Counsel in December 2012. Prior to joining O&G, Mr. Wagers was Senior Vice President, General Counsel and Corporate Secretary for Triangle Petroleum Corporation. From 2002 through 2005, he practiced law as a corporate finance and M&A attorney with Vinson & Elkins, LLP, in Houston, Texas and from 2005 through 2011, he practiced law as a corporate finance and M&A attorney with Skadden, Arps, Slate, Meagher & Flom LLP, in Houston, Texas. Mr. Wagers earned a Bachelor of Business Administration in Finance and Economics (summa cum laude) from Baylor University and graduated from the University of Texas School of Law with Honors. Mr. Wagers was nominated to serve on the Board of Directors of the Company because of his experience as General Counsel of a publicly traded oil and gas company and his experience as a corporate attorney.

Jonathan S. Huberman. Mr. Huberman, age 48, was appointed as a director on December 23, 2013. Since July 2013, Mr. Huberman has been President and CEO of Tiburon, Inc., a software provider for the public safety industry (“Tiburon”). From February 2012 until June 2013, he was Managing Director at the Gores Group, Tiburon’s primary investor. From June 2008 until February 2012, Mr. Huberman was President of the Consumer and Small Business Products Division at EMC Corporation and was also responsible for that company’s China growth initiatives. Prior to that, Mr. Huberman was the CEO of Iomega Corporation and continued his responsibilities following EMC’s acquisition of Iomega in 2008. Before joining Iomega, Mr. Huberman was Managing Director and co-founder of aAd Capital, a hedge fund focused on investing in small to mid-sized public companies. Prior to aAd Capital, Mr. Huberman was a Partner at Idanta Partners, a technology focused private equity affiliate of the Bass family. Earlier in his career, Mr. Huberman worked at the Boston Consulting Group and Cray Research. Mr. Huberman also served as Special Advisor to the Director of DARPA. Mr. Huberman graduated with a B.A. in Computer Science from Princeton University, and received an M.B.A. from The Wharton School at the University of Pennsylvania. Mr. Huberman was nominated to serve on the Board of Directors of the Company because of his experience in raising funds for small to mid-sized companies.

Richard H. Mourglia. Mr. Mourglia, age 55, was appointed as a director on December 23, 2013. Mr. Mourglia has served as General Counsel and Senior Vice President-Land of Dune Energy, Inc. since August 2008. From 1990 until joining Dune, Mr. Mourglia was in private practice with major national and international law firms where his practice focused on a variety of oil and gas/energy transactional matters. Mr. Mourglia began his career in 1980 as a petroleum landman, including heading his own petroleum land services company from 1984 to 1990. Mr. Mourglia received a BBA in Finance in 1980 from The University of Texas at Austin and a JD (cum laude) in 1990 from South Texas College of Law. Mr. Mourglia has been active in various professional organizations, including serving on the board and as an officer of the General Counsel Forum and the board of the Texas Association of Bank Counsel. Mr. Mourglia was nominated to serve on the Board of Directors of the Company because of his experience as General Counsel of a publicly traded oil and gas company.

Chris W. Williford. Mr. Williford, age 63, was appointed as a director on December 23, 2013. Mr. Williford has over 35 years’ experience in various senior financial positions in the oil and gas sector. Since September 2013, Mr. Williford has been CFO of Silverback Exploration, LLC, a member of the EnCap financed family of portfolio exploration and production companies (“Silverback”). Silverback will be pursuing unconventional opportunities in the United States, utilizing horizontal drilling techniques. From September 2011 until September 2013, he was CFO of Central Montana Resources LLC, another exploration and production company. Prior to joining Central Montana Resources LLC, he spent almost 19 years as chief financial officer/treasurer of Abraxas Petroleum Corporation, a publicly traded company (“Abraxas”). Under Mr. Williford’s direction, Abraxas completed over $1.2 billion of both private and public debt financings and over $350 million in private and public equity raises. Abraxas also completed A&D transactions of more than $1 billion in both the US and Canada during Mr. Williford’s stay. Mr. Williford was nominated to serve on the Board of Directors of the Company because of his experience in finance in publicly traded oil and gas companies.

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Governance Information/Change of Control

On December 9, 2013, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with O&G and Breitling Royalties Corporation, a Texas corporation (“Royalties” and collectively with O&G, the “Predecessors”). Pursuant to the Purchase Agreement, the Company issued to the Predecessors 461,863,084 shares of the Company’s common stock in exchange for substantially all of the oil and gas assets owned by the Predecessors (the “Transaction”). The shares of common stock issued to the Predecessors represent approximately 92.5% of the shares of common stock on a fully diluted basis following the closing. Each of the Predecessors is owned 33-1/3% by Chris Faulkner, the Company’s President, CEO and Chairman of the Board, 33-1/3% by Parker Hallam and 33-1/3% by Michael Miller.

At the closing date of the Transaction, all of the existing directors of the Company delivered to the Company an irrevocable resignation of their positions as a director effective as of the expiration of the ten-day period (the “Waiting Period”) following the later of (i) the filing by the Company with the Securities and Exchange Commission (“SEC”) of a Schedule 14f-1 (the “Schedule 14f-1”) disclosing the appointment of new directors to the Company’s board of directors and (ii) the mailing by the Company to its stockholders of the Schedule 14f-1. At the end of the Waiting Period (December 23, 2013), the Company’s board of directors appointed Chris R. Faulkner, Jeremy S. Wagers, Jonathan S. Huberman, Richard H. Mourglia and Chris E. Williford, as members of the Company’s board of directors and the resignations of the previous directors became effective.

Prior to the Transaction, our Board of Directors consisted of two individuals, neither of whom was an independent director. Consequently, during the year ended December 31, 2013, our Board of Directors had no independent Audit Committee, Compensation Committee or Governance and Nominating Committee. In addition, the Company had no charters for any such committees. The newly constituted Board of Directors appointed members to committees of the Board of Directors in February 2014. At that same time, the Board of Directors adopted Amended and Restated Bylaws of the Company, charters for each of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee, an Insider Trading Policy, a code of Business Conduct and Ethics and a Code of Ethics for Financial Officers. Except as stated to the contrary herein, all of the corporate governance matters described herein describe the revised corporate governance documents as in effect from February 2014 to the date of the mailing of this Proxy Statement.

Director Independence

The Board determines the independence of each director and nominee for election as a director in accordance with the rules and regulations of the SEC and the NYSE MKT LLC independence standards, which are listed below. The Board also considers relationships that a director may have:

•	as a partner, stockholder or officer of organizations that do business with or provide services to Breitling;
•	as an executive officer of charitable organizations to which we have made or make contributions; and
•	that may interfere with the exercise of a director’s independent judgment.

The NYSE MKT LLC independence standards state that the following list of persons shall not be considered independent:

•	a director who is, or during the past three years was, employed by the Company or by any parent or subsidiary of the Company;
•
a director who accepts, or has an immediate family member who accepts, any payments from the Company or any parent or subsidiary of the Company in excess of $120,000 during any period of twelve consecutive months within the past three fiscal years other than compensation for Board or committee services, compensation paid to an immediate family member who is a non-executive employee of the Company, compensation received for former service as an interim executive officer provided the interim service did not last longer than one year, or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•
a director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the Company or any parent or subsidiary of the Company as an executive officer;

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•
a director who is, or has an immediate family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

•
a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the Company’s executive officers serve on the compensation committee of such other entity; or

•
a director who is, or has an immediate family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

As of April 24, 2014, the Board determined that Messrs. Huberman, Mourglia and Williford are independent, and none of them has a relationship that may interfere with the exercise of his independent judgment.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure. Mr. Faulkner serves as Chairman of the Board and Chief Executive Officer. From time to time, the Board considers whether Mr. Faulkner continues to be the appropriate person to serve in the combined role of Chairman and Chief Executive Officer. The Board has determined that Mr. Faulkner should continue to serve in the combined role of Chairman and Chief Executive Officer based on various factors. First, as a co-founder of the Company, Mr. Faulkner’s leadership and vision for the Company have been instrumental in its development and its overall strategy. Second, the Company’s execution of its business plan is dependent on Mr. Faulkner’s continued leadership. Finally, Mr. Faulkner has the confidence of the Board to continue to implement the Company’s business plan.

In addition to these factors, the Company has in place sound counter-balancing mechanisms to ensure the continued accountability of the Chief Executive Officer to the Board. These counter-balancing mechanisms include:

•
Each of the Board’s standing committees, including the Audit, Compensation and Governance and Nominating Committees, are comprised of and chaired solely by non-employee directors who meet the independence requirements under the NYSE MKT LLC listing standards and the SEC;

•	The independent directors of the Board, along with the Compensation Committee, evaluate the Chief Executive Officer’s performance, and the Compensation Committee determines his compensation;
•
The independent directors of the Board meet in regular executive sessions without Management present to discuss the effectiveness of the Company’s Management, including the Chief Executive Officer, the quality of the Board meetings and any other issues and concerns; and

•	The Governance and Nominating Committee has oversight of succession planning, both planned and emergency, and the Board has approved an emergency Chief Executive Officer succession process.

The Board does not currently have a lead independent director. The Board does not believe that its leadership structure affects the Board’s role in risk oversight. See the discussion on the “Board’s Role in Risk Oversight” below. The Board does not currently have a policy as to whether the role of Chief Executive Officer and Chairman should be separate, and it has the ability to separate these roles in the future if it determines that such a separation would be in the best interest of the Company and its stockholders.

Board’s Role in Risk Oversight. Risks that could affect the Company are an integral part of Board and committee deliberations throughout the year. The Board has oversight responsibility for assessing the primary risks (including liquidity, credit, operations and regulatory compliance) facing the Company, the relative magnitude of these risks and Management’s plan for mitigating these risks. In addition to the Board’s oversight responsibility, the committees of the Board consider the risks within their areas of responsibility. The Board and its committees receive regular reports directly from members of Management who are responsible for oversight of particular risks within the Company. The Audit Committee discusses with Management the Company’s major financial and risk exposures and the steps Management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Board and its committees regularly discuss the risks related to the Company’s business strategy at their meetings.

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Director Nominations and Qualifications

Director Nomination Policy and Procedures. Our Director Nomination Policy and Procedures are attached to the Governance and Nominating Committee’s written charter, which is available on our website at http://www.breitlingenergy.com. The Governance and Nominating Committee considers suggestions for potential director nominees to the Board of Directors from any source, including current members of the Board of Directors and our Management, advisors and stockholders. The Governance and Nominating Committee of the Board of Directors evaluates potential nominees by reviewing their qualifications, results of personal and reference interviews and any other information deemed relevant. Director nominees are recommended to the Board of Directors by the Governance and Nominating Committee. The full Board of Directors will select and recommend candidates for nomination as directors for stockholders to consider and vote upon at the annual stockholders’ meeting. The Governance and Nominating Committee reviews and considers any candidates submitted by a stockholder or stockholder group in the same manner as all other candidates.

Qualifications for consideration as a director nominee vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, minimum criteria for selection of members to serve on our Board of Directors include the following:

•	highest ethical standards and integrity;
•	willingness to act on and be accountable for Board decisions;
•	high level of education and/or business experience;
•	broad-based business acumen;
•	understanding of the Company’s business and industry;
•	strategic thinking and willingness to share ideas;
•	loyalty and commitment to driving the success of the Company;
•	network of contacts; and
•	diversity of experiences, expertise and backgrounds among members of the Board of Directors.

Practices for Considering Diversity. The minimum criteria for selection of members to serve on our Board of Directors ensures that the Governance and Nominating Committee selects director nominees taking into consideration that the Board will benefit from having directors that represent a diversity of experience and backgrounds. Director nominees are selected so that the Board represents a diversity of experience in areas needed to foster the Company’s business success, including experience in the energy industry, finance, consulting, international affairs, governance and regulatory compliance. Each year the Board of Directors and each committee will participate in a self-assessment or evaluation of the effectiveness of the Board and its committees. These evaluations will assess the diversity of talents, expertise, and occupational and personal backgrounds of the Board members.

Stockholder Nominations for Director. A stockholder of the Company who is entitled to vote at a meeting of stockholders called for the election of directors may nominate candidates for election to the Board of Directors. Nominations made by a stockholder must be made by giving notice in writing to the Corporate Secretary of the Company before the later to occur of (i) 60 days prior to the date of the meeting of stockholders called for the election of directors or (ii) 10 days after the Board of Directors makes public disclosure of the date of such meeting. In no event will the public disclosure of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder’s notice as described above. A stockholder’s notice must set forth the following information as to each person whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the Company that are then beneficially owned by such person, (iv) any other information relating to such person that is required by law or regulation to be disclosed in solicitations of proxies for the election of directors of the Company and (v) such person’s written consent to being named as a nominee for election as a director and to serve as a director, if elected. A stockholder’s notice must also set forth the following information as to the stockholder giving the notice: (i) the stockholder’s name and address as they appear in the stock records of the Company, (ii) the class and number of shares of capital stock of the Company that are then beneficially owned by the stockholder, (iii) a description of all arrangements or understandings between the stockholder and each nominee for election as a director and any other person or persons (naming such person or persons), relating to the stockholder’s nomination and (iv) any other information required by law or regulation to be provided by a stockholder intending to nominate a person for election as a director of the Company.

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Director Qualifications. The Board has concluded that, in light of our business and structure, each of our directors possesses relevant experience, qualifications, attributes and skills and should continue to serve on our Board as of the date of this Proxy Statement. The primary qualifications of our directors are discussed in their biographical information above.

Code of Conduct and Ethics

Our Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees of the Company, is available on the Company’s website at http://www.breitlingenergy.com.

Meetings and Committees of the Board

Our operations are managed under the broad supervision and direction of the Board of Directors, which has the ultimate responsibility for the establishment and implementation of the Company’s general operating philosophy, objectives, goals and policies. Pursuant to delegated authority, certain Board functions are discharged by the Board’s standing Audit, Compensation and Governance and Nominating Committees. Members of the Audit, Compensation and Governance and Nominating Committees for a given year are selected by the Board following the annual stockholders’ meeting. During the fiscal year ended December 31, 2013, the Company’s Board of Directors held one meeting. Each incumbent member of the Board attended or participated in at least 75% of the aggregate number of (i) Board meetings and (ii) committee meetings held by each committee of the Board on which the director served. Although directors are not required to attend annual stockholders’ meetings, they are encouraged to attend such meetings.

Audit Committee

The Audit Committee’s current members are Chris Williford, Jonathan Huberman and Richard Mourglia. Mr. Williford serves as Chairman of the Audit Committee. Each member of the Audit Committee has been determined by the Board to be “independent” as defined by the NYSE MKT, LLC listing standards and by the SEC, and the Board has determined that Mr. Williford is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

The Audit Committee has a written charter, which is available on our website at http://www.breitlingenergy.com. The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee assists the Board in monitoring:

•	the integrity of the Company’s financial statements;
•	the qualifications, independence and performance of our independent accountants;
•	our internal audit function and systems of internal controls over financial reporting and disclosure controls and procedures;
•	the performance of our audit and accounting processes generally; and
•	compliance by the Company with legal and regulatory requirements.

The Audit Committee provides for open, ongoing communication among the independent accountants, financial and senior Management, compliance officers and the Board concerning our financial and compliance position and affairs. The Audit Committee has the power to conduct or authorize investigations into any matters within its scope of responsibilities and has sole authority to retain special legal, accounting or other consultants to advise the Audit Committee and to approve the fees and other retention terms of such consultants. The Audit Committee’s responsibility is oversight, and it recognizes that the Company’s Management is responsible for preparing the Company’s financial statements and complying with applicable laws and regulations.

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Governance and Nominating Committee

The Governance and Nominating Committee’s current members are Richard Mourglia, Jonathan Huberman and Chris Williford. Mr. Mourglia serves as Chairman of the Governance and Nominating Committee. Each member of the Governance and Nominating Committee has been determined by the Board to be “independent” as defined by the NYSE MKT LLC listing standards and by the SEC.

The Governance and Nominating Committee has a written charter, which is available on our website at http://www.breitlingenergy.com. The Governance and Nominating Committee is appointed by the Board to oversee the Company’s policies and practices relating to corporate governance and to review the effectiveness of the Company’s corporate governance policies and practices periodically. The Governance and Nominating Committee also oversees our Director Nomination Policy and Procedures. The Governance and Nominating Committee has the following duties and responsibilities, among others:

•	oversee the evaluation by the Board of itself and its committees;
•
identify, recruit and evaluate individuals qualified to serve on the Board and to recommend that the Board select director nominees to be considered for election at the Company’s annual meeting of stockholders or to be appointed by the Board to fill an existing or newly created vacancy on the Board;

•	identify members of the Board to serve on each Board committee and as chairman and recommend each such member and chairman to the Board;
•	assist the Board in determining director independence under applicable laws, rules and regulations;
•	ensure the Board maintains policies and procedures with respect to the evaluation of the performance of the CEO and succession planning;
•	review periodically the size of the Board and the number and responsibilities of the committees of the Board to ensure continued effectiveness; and
•	make recommendations to the Board on non-employee director compensation.

Compensation Committee

The Compensation Committee’s current members are Jonathan Huberman, Richard Mourglia and Chris Williford. Mr. Huberman serves as Chairman of the Compensation Committee. Each member of the Compensation Committee has been determined by the Board to be “independent” as defined by the NYSE MKT LLC listing standards and by the SEC. The Compensation Committee reviews and approves the compensation policies, practices and plans of the Company pursuant to a written charter, which is available on our website at http://www.breitlingenergy.com. The Chairman of the Compensation Committee, in consultation with other Compensation Committee members, members of Management and the compensation consultant, determines the agenda and dates of Compensation Committee meetings.

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a public company’s corporate income tax deduction is capped at $1 million per year for amounts paid to the company’s chief executive officer and any of the three other highest paid executives, excluding the chief financial officer, who are employed as of the end of the year. However, the $1 million cap does not apply to performance-based compensation that is paid because of the attainment of one or more pre-established and objective performance goals adopted by a compensation committee consisting of two or more “outside directors.” For a member of a compensation committee to be considered an outside director under Section 162(m) of the Code, the director must not:

•	be a current employee of the Company;
•	be a former employee of the Company who is receiving compensation for prior services;
•	be an officer or former officer of the Company; or
•	have received remuneration from the Company for reasons other than being a director of the Company.

Each of Messrs. Huberman, Mourglia and Williford are considered outside directors under Section 162(m) of the Code.

The Compensation Committee’s charter is reviewed annually. Changes to the charter must be approved by the Board on the recommendation of the Compensation Committee. The charter provides that the Compensation Committee has the sole authority to retain and terminate any compensation consultant engaged to assist in the evaluation of compensation of directors and executive officers of the Company, including the sole authority to approve such consultant’s fees and other retention terms. Pursuant to the charter, the Compensation Committee has the following duties and responsibilities, among others:

•	establishing corporate goals and objectives for performance-based compensation and the maximum amount of performance-based compensation for a defined performance period;
•	approving performance-based compensation, if any, after the end of the performance period;
•	determining and approving the compensation level for the Chief Executive Officer and the other executive officers based on the Committee’s evaluations; and
•	establishing and periodically reviewing the Company’s compensation policy and strategy and making recommendations to the Board with respect to incentive compensation plans and equity-based plans.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Director Compensation

During the fiscal year ended December 31, 2013, no directors received any compensation for serving as a director.   In April 2013, Steven M. Plumb was appointed to the Board of Directors and to serve as the Company’s President and Chief Operating Officer, in addition to his duties as Chief Financial Officer and Secretary.  At that time, his compensation increased from $5,000 to $12,750 per month.

MANAGEMENT

Executive Officers

The following table sets forth the names, ages and positions of each of our executive officers, as of April 30, 2014, all of whom serve at the request of the Board of Directors and are subject to appointment by the Board:

Name	Age	Position	Director/Officer Since
Chris A. Faulkner	37	Chief Executive Officer, President and Chairman	December 9, 2013
Jeremy S. Wagers	37	Chief Operating Officer, General Counsel, Secretary and Director	December 9, 2013
Judson “Rick” F. Hoover	56	Chief Financial Officer	February 4, 2014

Biographical information for Mr. Faulkner and Mr. Wagers is set forth above.

Judson “Rick” F. Hoover. Mr. Hoover, 56, was appointed as Chief Financial Officer of the Company on February 4, 2014. From January 2013 until joining the Company, Mr. Hoover served as Chief Financial Officer of TransCoastal Corporation in their transition to a publicly traded company. From March 2011 to September 2012, he served as Chief Financial Officer for Sun River Energy, a publicly traded independent oil and gas company. From June 2007 to June 2009, he served as Controller for Union Drilling, Inc., another publicly traded oil field services company. Mr. Hoover served as Chief Financial Officer from December 2004 to March 2007 for Ness Energy International, a publicly traded oil and gas company with operations in Texas and Israel. Mr. Hoover is a licensed CPA from the State of Colorado. Mr. Hoover has a B.S. from Regis University and a Master’s Degree in Taxation from the University of Colorado at Denver.

Indemnification of Officers and Directors

Our Restated Certificate of Incorporation, as amended, and Amended and Restated By-laws, as amended (“By-laws”), provide that the Company shall indemnify its directors and officers to the fullest extent possible under Nevada law. These indemnification provisions require the Company to indemnify such persons against certain liabilities and expenses to which they may become subject by reason of their service as a director or officer of the Company or any of its affiliated enterprises. The provisions also set forth certain procedures, including the advancement of expenses, that apply in the event of a claim for indemnification.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for oversight of the accounting and financial reporting processes of the Company and oversight of the audits of our financial statements. Management of the Company is responsible for preparing our financial statements and complying with applicable laws and regulations. It is the responsibility of Management and the independent accountants to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee discussed with both our internal and independent accountants the overall scope and plans for their respective audits. In addition, the Audit Committee met with both Management and our independent accountants to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review with the independent accountants included discussions of those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard AU Section 380 (Communication with Audit Committees) and Rule 2-07 of SEC Regulation S-X. The Audit Committee also discussed with the independent accountants, among other things, matters relating to their independence, and the Audit Committee received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Finally, the Audit Committee continued to monitor the scope and adequacy of our internal control system.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

THE AUDIT COMMITTEE
Chris W. Williford, Chairman
Richard H. Mourglia
Jonathan S. Huberman

SECURITY OWNERSHIP

The following table summarizes certain information as of April 30 with respect to the beneficial ownership of our common stock by (1) our directors, (2) our President and Chief Executive Officer and our Chief Operating Officer (our principal accounting officer) as of December 31, 2013 (or any executive officer who would have been among the most highly-compensated but for the fact that such an individual was not serving as an executive officer as of December 31, 2013) whose total salary and bonus for the fiscal year ended December 31, 2013 exceeded $100,000 for services in all capacities to the Company (collectively, the “Named Executive Officers”), (3) stockholders known by us to own beneficially 5% or more of the shares of our common stock, and (4) all of our Named Executive Officers and directors as a group. As of April 30, the Company had 499,083,626 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

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The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC and information supplied by our transfer agent, Continental Stock Transfer & Trust, as of the most recent practicable date. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 499,083,626 shares outstanding on April 30, 2014.

	Number of Shares	Percentage of
Name and Address of Beneficial Owner (1)	Owned	Class
Breitling Oil and Gas Corporation(2) 1910 Pacific Avenue, Suite 7000 Dallas, Texas 75201	92,372,617	18.5%
Breitling Royalty Corporation(2) 1910 Pacific Avenue, Suite 7000 Dallas, Texas 75201	369,490,467	74.0%
Officers and Directors:
Chris Faulkner, CEO and director (2)	461,863,084	92.5%
Judson “Rick” F. Hoover, CFO	0
Jeremy Wagers, COO, General Counsel and director	0
Jonathan S. Huberman, director	0
Richard H. Mourglia, director	0
Chris E. Williford, director	0	%
Total of all Officers and Directors	461,863,084	92.5%

(1)      Unless otherwise indicated, the mailing address of the beneficial owner is Breitling Energy Corporation, 1910 Pacific Avenue, Suite 12000, Dallas, Texas 75201.
(2)      Each of Breitling Oil and Gas Corporation and Breitling Royalty Corporation are owned 33-1/3% by Chris A. Faulkner, 33-1/3%  by Parker Hallam and 33-1/3% by Michael Miller, whose addresses are 1910 Pacific Avenue, 7th Floor, Dallas, Texas 75201. Messrs. Faulkner, Hallam and Miller also constitute the board of directors of each of Breitling Oil and Gas Corporation and Breitling Royalty Corporation. Based upon the “rule of three,” where voting and investment decisions regarding an entity’s portfolio securities are made by three or more individuals, and a voting or investment decision requires the approval of a majority of those individuals, none of the individuals are deemed a beneficial owner of the entity’s portfolio securities. Consequently, each of Messrs. Faulkner, Hallam and Miller disclaim beneficial ownership of these shares of common stock. Nonetheless, the Company is reporting all of the shares owned by Breitling Oil and Gas Corporation and Breitling Royalty Corporation as being beneficially owned by Mr. Faulkner.

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SUMMARY COMPENSATION

The following table and narrative text sets forth the total compensation awarded to, earned by, or paid to our Named Executive Officers for the fiscal years ended March 31, 2012 and 2013 and for the period from March 31 2013 through December 31, 2013 (the “Stub Year”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Other Compensation ($)	Total ($)
Chris A. Faulkner (2) Chief Executive Officer	Stub Year	-	-	-	-	-

J. Leonard Ivins(3) 3 Chief Executive Officer	Stub Year	-			106,000	106,000
	2013	156,000	-	689,557	-	845,557
	2012	156,000	-	-	-	156,000

Frederick Huttner, Jr. (4) Chief Executive Officer	2013	-	-	-	440,739	440,739

Steven M. Plumb, CPA(5) President and Chief Financial Officer	Stub Year	15,000	-	7,000	62,873	69,873
	2013	175,000	-	543,235	-	718,235
	2012	60,000	-	-	-	60,000

(1) The fair value of options was calculated using the Black-Scholes option-pricing model. Variables used in the valuation for 2013 include (1) discount rates of 0.36% (2) expected life of 5 years, (3) expected volatility of 309.64%, 419.16% and 414.00% and (4) zero expected dividends. Variables used in the Stub Year valuation include (1) discount rate of 0.36%, (2) expected life of five years, (3) expected volatility of 400% and (4) zero expected dividends.
(2) Mr. Faulkner served as CEO from December 9, 2013 through December 31, 2013. He received no compensation for his services during that period.
(3) Mr. Ivins served as CEO of the Company from July 2012 through December 9, 2013.
(4) Mr. Huttner served as CEO from March 26, 2012 until July 29, 2012. In May 2012, the Company and Mr. Huttner agreed to cancel the Warrant owned by Mr. Huttner to acquire 500,000 shares of the Company’s common stock and issue to Mr. Huttner a five year option to purchase 1,300,000 shares of the Company’s common stock at an exercise price of $0.10 per share, effective December 30, 2011. The fair value of this option was $440,739, calculated using the Black-Scholes option-pricing model.
(5) The Company has retained Clear Financial Solutions, Inc., a consulting firm owned by Mr. Plumb, to provide interim chief financial officer services at the rate of $2,500 per month. Mr. Plumb’s services were retained in December 2010. In July 2011, Mr. Plumb’s monthly compensation was increased to $5,000 per month. In February 2013, Mr. Plumb’s monthly compensation was increased to $10,000 per month, effective April 28, 2013. As a result, in the year ended March 31, 2013, additional compensation of $110,000 due to Mr. Plumb was accrued. In April 2013, Mr. Plumb’s monthly compensation was increased to $12,750 per month. Of the amounts shown under “Other Compensation” for Mr. Plumb, $2,873 represents rent paid to him for the Company’s use of his offices.

In September 2013, the Company issued 10,016,200 shares to Mr. Ivins in lieu of paying him cash compensation and for unpaid expense reimbursements. The fair market value of the shares on the date of issuance was $701,134. In connection with the Transaction, these shares were tendered back to the Company and cancelled, so the Company recognized no compensation expense for these shares in 2013.

In September 2013, the Company issued 5,500,000 shares to Mr. Plumb in lieu of paying him cash compensation and for unpaid expense reimbursements. The fair market value of the shares on the date of issuance was $380,000. In connection with the Transaction, these shares were tendered back to the Company and cancelled, so the Company recognized no compensation expense for these shares in 2013.

In June 2013, the Company issued 900,000 shares of its common stock to Mr. Ivins in lieu of paying him a cash bonus. The fair market value of the shares on the date of issuance was $45,000.

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In June 2013, the Company issued 1,200,000 shares of its common stock to Mr. Plumb for duties performed for the Company related the Company’s recent workover, farm-out and related oil and gas projects which were not contemplated in his employment contract. The fair market value of the shares on the date of issuance was $60,000.

In April 2013, the Company issued 305,000 shares of its common stock to Mr. Ivins in lieu of paying him cash compensation and for unpaid expense reimbursements. The fair market value of the shares on the date of issuance was $61,000.

In April 2012, the Company issued a stock option to its chief financial officer to purchase 700,000 shares of the Company’s common stock at a price of $0.10 per share, vesting immediately, with a five year term. The fair market value of the option on the date of grant was $154,000, and the Company expensed that amount related to these options in the year ended March 31, 2013.  In April 2013, the stock option was cancelled and a new option was issued to purchase 700,000 shares of the Company’s stock at a price of $0.10 per share, vesting immediately, with a five year term.  The fair market value of the option was $161,000 on the date of grant, and the Company expensed the incremental increase in the period ended September 30, 2013.

In January 2013, the Company issued a stock option to Mr. Plumb to purchase 700,000 shares of the Company’s common stock at a price of $0.10 per share, vesting on March 1, 2013, with a five year term. The fair market value of the option was $294,000 on the date of grant.

In February 2013, the Company issued 2,123,000 shares of its $0.001 par value common stock to Mr. Ivins upon the settlement of accrued compensation. The total fair market value of the shares on the date of issuance was $193,000.

In February 2013, the Company issued 1,890,935 shares of its $0.001 par value common stock to Mr. Plumb in settlement for services rendered. The total fair market value of the shares on the date of issuance was $133,027.

In May 2012, the Company issued a stock option to Mr. Ivins to purchase 500,000 shares of the Company’s common stock at a price of $0.10 per share, vesting immediately, with a five year term. The fair market value of the option on the date of grant was $99,270. In August 2012, the stock option was cancelled and a new option was issued to the Chairman of the Board to purchase 1,300,000 shares of the Company’s stock at a price of $0.10 per share, vesting immediately, with a five year term. The fair market value of the option was $649,846 on the date of grant.

In May 2012, the Company issued a stock option to Mr. Plumb to purchase 200,000 shares of the Company’s common stock at a price of $0.10 per share, vesting as follows: 100,000 shares vest immediately and 100,000 shares vest on January 1, 2013, with a five year term. The fair market value of the option on the date of grant was $39,708 and will be recognized over the term of the vesting period. In August 2012, the stock option was cancelled and a new option was issued to Mr. Plumb to purchase 300,000 shares of the Company’s stock at a price of $0.10 per share, vesting as follows: 200,000 shares vest immediately and 100,000 shares vest on January 1, 2013, with a five year term. The fair market value of the option was $149,965 on the date of grant.

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Outstanding Equity Awards at Fiscal Year End Table

The table below sets forth information with respect to our named executive officers regarding the value of equity compensation as of December 31, 2013.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Chris A. Faulkner	-0-	-0-	-0-	-0-	n/a
J. Leonard Ivins	-0-	-0-	-0-	-0-	n/a
Steven M. Plumb	-0-	-0-	-0-	-0-	n/a

Employment and Consulting Agreements

Frederick A. Huttner, Jr.

On October 28, 2011, the Company and Mr. Frederick Huttner entered into an employment agreement (the “Original Agreement”) pursuant to which Mr. Huttner would serve as the Company’s president. Pursuant to the Original Agreement, the Company agreed to issue Mr. Huttner 500,000 shares of the Company’s common stock for services to be rendered.

On December 30, 2011, the Company and Mr. Huttner entered into an amended and restated employment agreement (the “Restated Agreement”) pursuant to which the Company agreed to issue, in lieu of the 500,000 shares of common stock described above, a five year warrant (the “Warrant”) to purchase up to 500,000 shares of Company common stock at an exercise price of $1.00 per share (such exercise price being the previous day’s closing price of the Company’s common stock as reported by the Pink Sheets OTCQB).

In May 2012, the Company and Mr. Huttner agreed to cancel the Warrant and issue to Mr. Huttner a five year option to purchase 1,300,000 shares of the Company’s common stock at an exercise price of $0.10 per share, effective December 30, 2011.

Equity Compensation Plan Information

The following table provides information about our compensation plans as of December 31, 2013.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plans approved by security holders	-0-	—	-0-
Equity compensation plans not approved by security holders	-0-	—	-0-

Total	-0-		-0-

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PROPOSAL 2—ADVISORY AND NON-BINDING VOTE ON THE COMPANY’S 2013 EXECUTIVE
COMPENSATION

We are seeking approval, on an advisory and non-binding basis, of the compensation awarded to our named executive officers for 2013, as we have described it in this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to our Compensation Committee and Management regarding investor sentiment about our executive compensation philosophy, objectives and practices which the Compensation Committee and Management will be able to consider when determining executive compensation for the remainder of 2014 and beyond.

We compete for executive talent with larger energy companies that have substantially greater resources and our executive compensation philosophy, objectives and practices are based on our need to attract and retain executives with the talent and experience necessary for the Company to achieve its primary strategy and business plan. The Compensation Committee may engage an independent compensation consultant to provide guidance to the Compensation Committee and Management regarding the reasonableness of our executive officers’ compensation based on market data. We strive to offer compensation packages to our executive officers that are reasonable and competitive with the companies we compete with for executive talent.

We are asking our stockholders to indicate their support for the compensation awarded to our named executive officers for 2013 as described in this Proxy Statement since we are obligated by SEC rules to ask for such approval. The compensation paid to named executive officers in 2013 will not be used as a model for the compensation that we intend to pay our named executive officers in 2014 and beyond.

The Board of Directors recommends a vote “FOR” approval of the compensation paid for 2013 to the Company’s executive officers named in the Summary Compensation Table. Unless otherwise indicated, all properly executed proxies received by the Company will be voted in favor of Proposal 2.

PROPOSAL 3

AN ADVISORY VOTE APPROVING THE FREQUENCY
OF STOCKHOLDERS’ ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules promulgated under Section 14A of the Exchange Act, Breitling is seeking a non-binding, advisory vote on the frequency with which it will seek the non-binding stockholders’ advisory vote on executive compensation (commonly referred to as “say-on-pay”), similar to Proposal 2 in this Proxy Statement. Breitling is required to hold the say-on-pay vote at least once every three years. Accordingly, stockholders may vote that this advisory vote on executive compensation be held in the future as follows:

•     every year;
•     every two years; or
•     every three years.

Stockholders may also abstain from voting on this proposal. In considering your vote, you may wish to review the information presented in connection with Proposal 2 in this Proxy Statement which provides a more detailed discussion of our executive compensation programs and policies for 2013.

Our Board of Directors has determined that holding a “say-on-pay” vote every three years is most appropriate for Breitling and recommends that you vote to hold such advisory vote in the future every third year, for the following reasons.

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First, the Board believes that holding an advisory vote every three years offers the closest alignment with Breitling’s approach to executive compensation and the underlying philosophy of our Compensation Committee. Specifically, our executive compensation programs will be designed to enhance the long-term growth of Breitling and reward performance over a multi-year period. The Board believes that there is some risk that an annual advisory vote on executive compensation could lead to a short-term stockholder perspective regarding executive compensation that does not align well with the longer-term approach used by our Compensation Committee. We believe a three-year cycle for the stockholder advisory vote will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with Breitling’s performance, financial results and business.

Second, the Board believes that a triennial “say on pay” vote would not foreclose stockholder engagement on executive compensation during interim periods. Specifically, Breitling provides stockholders with other meaningful means by which to share their views about our executive compensation practices. Stockholders can currently provide input to the Board by communicating directly with the Board, its committees or individual directors as indicated in “Communications with the Board of Directors” below. Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate their views on Breitling’s executive compensation programs.

The Board weighed these reasons against the arguments in support of conducting the advisory vote annually. In particular, the Board considered the value of the opportunity for stockholder input at each annual meeting, as well as the belief that annual votes would promote greater accountability on executive compensation. Although the Board believes that these and other positions put forth in favor of an annual “say on pay” vote are not without merit, on balance, the Board believes that a triennial approach is most appropriate for Breitling and recommends that voting alternative to stockholders. The Nominating and Corporate Governance Committee of the Board of Directors intends to periodically reassess that view and, if it determines appropriate, may provide for an advisory vote on executive compensation on a more frequent basis.

Because this proposal is advisory, it will not be binding and the Board and its Nominating and Corporate Governance Committee may determine to hold a “say-on-pay” vote more or less frequently than the option selected by our stockholders. However, the Board values stockholders’ opinions and the Board will consider the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The Board of Directors recommends a vote “FOR” holding the say on pay vote EVERY THIRD YEAR. Unless otherwise indicated, all properly executed proxies received by the Company will be voted in favor of Proposal 3.

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PROPOSAL 4—APPROVAL OF BREITLING ENERGY CORPORATION
2014 STOCK INCENTIVE PLAN

General

At a meeting held on April 24, 2014, the Compensation Committee of the Board of Directors of the Company adopted the Breitling Energy Corporation 2014 Stock Incentive Plan (the “Plan”), subject to the approval of the stockholders of the Company at the Meeting. The Board believes approval of the Plan is in the best interests of stockholders and the Company.

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by encouraging the commitment and retention of selected key employees, consultants and directors,  motivating superior performance of key employees, consultants and directors, providing key employees, consultants and directors a way to obtain equity ownership in the Company to align their personal interests to those of the Company’s stockholders; and attracting and retaining key employees, consultants and directors by providing competitive compensation opportunities. To accomplish this purpose, the Plan authorizes the Company to provide equity incentive compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards to its key employees, consultants and directors.

If the Company’s stockholders approve the Plan at the Meeting, it will become an important component of the Company’s total compensation package, and it will reflect the importance the Company places on motivating and rewarding superior results by providing long-term equity-based incentives to its key employees, consultants and directors.

The Board recommends stockholders vote “FOR” the approval of the Breitling Energy Corporation 2014 Stock Incentive Plan.

Description of the Breitling Energy Corporation 2014 Stock Incentive Plan

Below is a summary of the principal features of the Plan. Stockholders are also encouraged to refer to the full Plan, a copy of which is attached to this proxy statement as Schedule A.

Administration. The Plan will be administered by the Company’s Compensation Committee, which the Board has designated as the committee responsible for administering the Plan. At least two of the members of the Compensation Committee are “outside directors” under Section 162(m) of the Internal Revenue Code of 1986 (the “Tax Code”) and/or “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. As set forth in the Plan, the Compensation Committee has the authority to select the individuals who are eligible to receive incentive compensation awards under the Plan, the types and amounts of incentive compensation awarded, and the terms and conditions of these incentive awards. As limited by applicable law and the Plan, the Compensation Committee may delegate this authority to the Company’s officers or other employees. The Compensation Committee also has the authority to interpret the Plan and to establish, amend or waive rules it deems necessary or appropriate in the administration of the Plan.

Eligibility. Only the following individuals are eligible to participate in the Plan: the Company’s employees, its directors, and any of its consultants who are in a position to contribute to the Company’s growth, development or financial success. During any calendar year, no covered employee, as described in Section 162(m) of the Tax Code or the applicable Treasury Regulations, may receive grants (in the case of stock options and stock appreciation rights (“SARs”)) or have vested (in the case of restricted stock, restricted stock units or other stock-based awards) relating to more than 10,000,000 of the shares of common stock that are reserved for grants of incentive awards under the Plan. In addition, the maximum aggregate cash payout that may be made with respect to incentive awards paid in cash to any covered employee during any calendar year is $25 million.

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Shares Subject to the Plan. The maximum number of shares of the Company’s common stock that are available for grants of incentive awards under the Plan is 50,000,000, provided the Compensation Committee has discretion to adjust the share reserve count to reflect changes in applicable law or other specified dilutive changes in the number of overall outstanding shares of the Company. The Plan provides that the number of shares available for future incentive awards is reduced by the net number of shares issued pursuant to an incentive award, and any shares subject to an incentive award that are forfeited or terminated, expire unexercised, or are settled in cash or in another manner such that all or some of such shares are not issued may again be available for grants of future incentive awards under the Plan. Shares are available to be delivered to grantees of incentive awards from the Company’s treasury shares or those shares that the Company purchases on the open market or otherwise, and the Plan also permits the Company to deliver shares by issuing new authorized but unissued shares. Currently, the Company does not have a sufficient number of shares authorized to issue shares under the Plan. Following the implementation of the reverse stock split previously approved by the stockholders of the Company, the Company will have sufficient shares authorized to cover all awards that may be issued under the Plan.

Transferability. In general, incentive awards granted under the Plan may not be transferred or assigned except by a qualified domestic relations order or by will or the laws of descent. The Committee may, however, authorize that awards of non-statutory stock options may be transferred or assigned, without consideration to the grantee, by the grantee to family members or trusts and entities owned by family members to the extent permitted by the Plan.

Amendment of the Plan. The Board has the power and authority to terminate or amend the Plan at any time in its discretion, except that the Plan may not be amended in a way that adversely affects the rights of a participant holding an incentive award at the effective time of the amendment without such participant’s consent, and except that without the approval of the Company’s stockholders, the Board may not:

•	increase the maximum number of shares which may be issued under the Plan (other than as a result of a specified dilutive event);
•	amend the requirements as to the class of employees eligible to purchase the Company’s shares under the Plan;
•	extend the term of the Plan;
•	increase the maximum limits on awards to covered employees as set for compliance with Section 162(m) of the Tax Code or applicable Treasury Regulations;
•	decrease the authority granted to the Compensation Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act; or
•
amend the Plan if the listing requirements of any national securities exchange or quotation system on which the Company’s common shares are then listed or quoted require stockholder approval of such an amendment in order for the Company to comply with such listing requirements.

Change in Control. Unless provided otherwise in the applicable award agreement, in the event of a change in control of the Company, (a) all stock options and SARs will become 100% vested and all restrictions and conditions of any restricted stock awards, restricted stock units and any other stock-based awards shall be deemed satisfied and the restricted period shall be deemed to have expired, and (b) all performance-based awards shall become fully vested. Awards shall be payable as of the day immediately preceding the date of the change in control event.  A “change in control” of the Company generally means the occurrence of any one or more of the following events:

•	the acquisition by any individual, entity or group of beneficial ownership of 50% or more of the Company’s common shares or combined voting power;
•
individuals who constitute the Board of Directors of the Company as of the effective date of the Plan, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors; or

•	the consolidation, merger or the sale or other disposition of at least 50% of the assets of the Company or the adoption of any plan or proposal for the liquidation of the Company.

Notwithstanding the foregoing provisions of the definition of “change in control”, to the extent that any payment (or acceleration of payment) under the Plan is considered to be deferred compensation that is subject to, and not exempt under, Tax Code Section 409A, then the term change in control will be construed to have the meaning as set forth in Section 409A with respect to the payment (or acceleration of payment) of such deferred compensation.

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Incentive Agreements. All incentive awards granted under the Plan will be authorized by the Compensation Committee and evidenced by a written incentive agreement setting forth the type of incentive being granted, the vesting schedule and other terms and conditions of the award.

Stock Options. A stock option entitles its holder to purchase from the Company a specified number of the Company’s common shares at a specified price per share. The Plan authorizes the Compensation Committee to award non-statutory stock options or incentive stock options (“ISOs”) (as described in Section 422 of the Tax Code).  Non-statutory stock options may be awarded to any participant under the Plan. For all stock options, the option price (i.e., the price at which the shares may be purchased from the Company by an individual exercising a stock option) must be at least equal to the fair market value of the Company’s common shares on the grant date of the option.  Upon exercising a stock option, grantees must pay the Company the option price for their shares. Payment can be in cash, or, if the Committee agrees, by any means permitted by applicable law, including the Company withholding from the grantee a number of shares having a fair market value equal to the option price or by the Company participating with the grantee in a “cashless exercise” arrangement.

The Committee is authorized to grant ISOs to employees. The aggregate fair market value of the common shares with respect to which ISOs become first exercisable by any participant during any calendar year cannot exceed $100,000. The exercise price must be at least equal to the fair market value of the Company’s common shares on the date of grant, or, in the case of ISOs granted to an employee who owns or is deemed to own more than 10% of the Company’s common shares, 110% of the fair market value of the Company’s common shares on the grant date. Each stock option will have a term of not more than ten years from the date of grant (five years for ISO grants to 10% or greater stockholders). Vesting may be subject to performance criteria as specified in the award agreement (see below for a description of the applicable performance criteria).

Stock Appreciation Rights. A stock appreciation right (SAR) provides its holder with the right to receive a “spread” equal to the excess of the fair market value of the common shares on the date the SAR is exercised over a SAR price specified in the SAR award agreement. This spread is paid in cash or shares, or in a combination of both as provided in the award agreement. The SAR price specified in the award agreement must be at least equal to the fair market value of the Company’s common shares on the grant date of the SAR. The term of each SAR is determined by the Compensation Committee, subject to a limit of ten years from the grant date, as set forth in the award agreement.

Restricted Stock Award. A grant of restricted stock is an award of the Company’s common shares that is subject to the restrictions and limitations listed in the Plan and/or in the award agreement. The award agreement will specify the time or times within which the restricted stock award may be subject to forfeiture and any performance goals that must be met in order for restrictions on the award to be removed. Subject to the exceptions in the Plan or in an award agreement, the holder of a restricted stock award shall have all of the rights of a stockholder of the Company, including the right to vote the shares.

Restricted Stock Units. Restricted stock units may be granted to participants in such number, and upon such terms as determined by the Compensation Committee and specified in the award agreement. A grant of restricted stock units represents an agreement by the Company to deliver a corresponding number of shares to the grantee based upon the participant’s completion of service, performance conditions, or any other terms and conditions as specified in the award agreement. A grantee will have no voting rights with respect to any restricted stock units or to the shares corresponding to such restricted stock units before vesting.

Other Stock-Based Awards. The Compensation Committee may grant other stock-based awards in amounts and subject to such terms and conditions as the Committee determines in the award agreement. Such awards may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares. Payment if any with respect to stock-based awards will be made in accordance with the terms of the award agreement, in cash, in shares, or a combination of both, as determined by the Committee and set out in the award agreement. The Committee may also specify any performance criteria for vesting and payment.

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Termination of Employment, Death, Disability and Retirement. Termination of a participant’s employment affects the participant’s outstanding incentive awards under the Plan.  Unless otherwise provided in an award agreement, upon the termination of the participant’s employment, the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions that may be set out in an award agreement, the period during which a vested stock option, SAR, or other vested incentive award may be exercised following termination of the participant’s employment are:

•
If the participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause (as defined in the Plan), the vested portion of such award is exercisable until the earlier of (1) the expiration date set out in the award agreement or (2) 90 days after the date of termination;

•	In the event of the termination of participant’s employment for cause, all awards immediately expire;
•	Upon a participant’s retirement, any vested award will expire on the earlier of (1) the expiration date set forth in the award agreement or (2) one year after the date of retirement; or
•
Upon the death or disability of a participant, any vested award will expire on the earlier of (1) the expiration date set forth in the award agreement or (2) the one year anniversary date of the participant’s termination of employment due to death or disability.

Performance-Based Awards. Incentive awards granted under the Plan may be made subject to the Company attaining pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash. All incentive award agreements for performance-based awards will specify the performance period, the performance goals to be achieved during the performance period, and the maximum and minimum settlement values of the award. Performance goals set by the Compensation Committee may relate to any of the performance criteria listed in the Plan.  As determined by the Compensation Committee at the time of grant, a performance-based award is subject to performance criteria, within the meaning of Section 162(m) of the Tax Code, that are set forth in the Plan. These criteria are:

(a)	profits (including, but not limited to, profit growth, net operating profit or economic profit);
(b)	profit-related return ratios;
(c)	return measures (including, but not limited to, return on assets, capital, equity, investment or sales);
(d)	cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);
(e)	earnings (including but not limited to, total stockholder return, earnings per share or earnings before or after taxes);
(f)	net sales growth (measured either in dollars, in volumes of hydrocarbon production, or other objective and specific criteria);
(g)	net earnings or income (before or after taxes, interest, depreciation and/or amortization);
(h)	gross, operating or net profit margins;
(i)	productivity ratios;
(j)	share price (including, but not limited to, growth measures and total stockholder return);
(k)	turnover of assets, capital, or inventory (including, without limitation, reserve additions or revisions, and economic value added from reserves);
(l)	expense targets (including, without limitation, reserve replacement costs and finding and development costs);
(m)	margins;
(n)	measures of health, safety or environment;
(o)	operating efficiency (including, without limitation, project completion time, budget goals, operational downtime, rig utilization, and similar matters);
(p)	customer service or satisfaction;
(q)	market share;
(r)	credit quality;
(s)	debt ratios (e.g., debt to equity and debt to total capital); and
(t)	working capital targets.

A performance-based award may provide for adjustment for a specified event such as asset write-downs or impairment charges, litigation, changes in tax laws or accounting principles, accruals and charges for reorganization and restructuring programs, acquisition or divestitures, foreign exchange gains and losses, and extraordinary nonrecurring items. The Compensation Committee has no discretion to increase the amount payable under an outstanding performance-based award subject to Section 162(m), but the Committee does retain negative discretion to reduce a performance-based award.

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ERISA

We believe the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”). The Company intends to interpret, construe and administer the Plan as a plan that is not subject to ERISA.  The Plan is also not a qualified retirement plan under Section 401(a) of the Tax Code.

Federal Income Tax Consequences

The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to the Company and the Plan’s participants associated with the grant of incentive awards under the Plan. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This summary is based upon provisions of the Tax Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Tax Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis). The federal, state and local tax consequences for any particular participant will depend upon individual circumstances. Also, this information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. Participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan.

Stock Options, SARs, Restricted Stock Unit Awards, and Other Stock-Based Awards. A participant generally is not required to recognize income due to the grant of a stock option, stock appreciation right, restricted stock unit award, or other stock-based award. Instead, ordinary income generally is required to be recognized on the date the stock option or SAR is exercised (but see ISO discussion below), or in the case of restricted stock unit awards or other stock-based awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the award when the award vests. In general, the amount of ordinary income required to be recognized by the participant is: (1) in the case of an option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price; (2) in the case of a SAR, the fair market value of any shares or cash received upon exercise; and (3) in the case of restricted stock unit awards or other stock-based awards, the amount of cash and/or the then fair market value of any shares received by the participant.

Incentive Stock Options. ISOs granted under the Plan are intended to meet the definitional requirements of Section 422 of the Tax Code for “incentive stock options.” An employee receiving a grant of ISOs will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an ISO while still employed, or within the three-month (one year for death or disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company), but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of before (i) two years after the date of grant and (ii) one year after the date of transfer of the shares to the participant (i.e., the statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (i.e., a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one (1) year following the exercise of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which ISOs become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as non-statutory stock options.

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Payment Using Shares. If a participant pays the exercise price of a non-statutory stock option or ISO with previously-owned common shares of the Company (and the transaction is not a Disqualifying Disposition of an ISO), the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an ISO is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-statutory stock option is being exercised. The participant does not recognize income, and the Company receives no deduction, as a result of the tax-free portion of the exchange transaction. If the use of previously acquired ISO shares to pay the exercise price of another ISO constitutes a Disqualifying Disposition, the tax results described in the ISO discussion (above) will apply. The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.

Restricted Stock Award. A participant receiving a grant of restricted stock under the Plan will not recognize income, and the Company will not be allowed a deduction at the time such award is granted, unless the participant makes a “Section 83(b) election” (described below) with respect to a restricted stock award. While a restricted stock award remains unvested or otherwise subject to a “substantial risk of forfeiture,” the participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and such amount may be claimed as a deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within thirty (30) days after the grant date of a restricted stock award, the participant’s ordinary income recognition, the Company’s tax deduction, and commencement of the participant’s holding period, will be determined as of the grant date of the restricted stock award.  In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of its grant date over the amount paid, if any, by the participant for the award, and the participant will not be required to recognize additional ordinary income when the restricted stock award becomes vested.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets by or on behalf of the participant at the time of the sale or exchange.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, because the Company is a publicly-held corporation, Section 162(m) of the Tax Code limits the Company’s ability to deduct compensation paid to certain of its executive officers in excess of $1 million annually per executive officer (including any deduction with respect to the exercise of a non-statutory stock option or SAR). One of the exceptions relates to certain performance-based compensation, provided the performance goals for such compensation have been approved by the Company’s stockholders and certain other requirements are met. If the Plan is approved by the Company’s stockholders, the Company believes that the stock options, SARs, restricted stock, restricted stock units, and other performance-based awards that it grants under the Plan will be eligible to qualify for the performance-based compensation exception to Section 162(m).

Parachute Payments. Under the “golden parachute” provisions of Section 280G of the Tax Code, the accelerated vesting of stock options and benefits paid under other incentive awards granted under the Plan in connection with a change in control of the Company, as described under Section 280G, may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits under Section 280G.  If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20 percent federal tax and may be nondeductible to the Company. If a participant’s rights under the Plan are accelerated as a result of a change of control and the participant is a “disqualified individual” under Section 280G, the value of any accelerated rights received by such participant may be included in determining whether the participant received an “excess parachute payment” under Section 280G.

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Section 409A. Section 409A of the Tax Code applies to certain plans providing deferred compensation to employees, directors, consultants and other service providers, and potentially could apply to certain of the different types of incentive awards available under the Plan. Generally, to the extent that deferrals of these awards fail to meet applicable requirements under Section 409A, such awards will be subject to taxation and tax penalties unless the requirements of Section 409A are satisfied. It is the intent of the Company that incentive awards under the Plan will be structured and administered in a manner that either complies with, or is exempt from, the requirements of Section 409A. If any Plan provision or incentive award would result in the imposition of a tax or penalty under Section 409A (and related Treasury Regulations), that Plan provision or award may be reformed to the extent permitted under Section 409A to avoid imposition of the tax or penalty, and no such action taken to comply with Section 409A, or an exemption thereunder, shall be deemed to adversely affect the participant’s rights to the award.

Tax Withholding. Incentive awards under the Plan may be subject to tax withholding. When an award results in income subject to withholding, the Company may require the participant to remit the cash withholding amount to the Company or cause shares of the Company’s stock to be withheld from issuance to the participant or sold in order to satisfy the tax withholding obligations.

Repricing Prohibited. The Plan provides that outstanding stock options and SARs will not be “repriced” without the prior approval of the Company’s stockholders. For purposes of the Plan, a “repricing” generally means lowering the option price of an outstanding stock option or SAR, or any other action that has the same effect, or is treated as a repricing under, generally accepted accounting principles. This prohibition does not prevent adjustments in the exercise price of stock options made or SARs pursuant to the provisions of the Plan dealing with recapitalizations of the Company, mergers or similar transactions.

Awards Granted Under the Plan. As of April 30, 2014, the Company estimates that approximately ten individuals are eligible to participate in the Plan. Because the Committee has the discretion to grant (or not grant) incentive awards under the Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by the Company’s executive officers, employees and directors under the Plan.

Term of Plan. The Plan is intended to become effective April 24, 2014, and the Plan provides that incentive awards may be granted under the Plan for ten years after the effective date.

Stockholder Approval. At the meeting, stockholders will be asked to approve and ratify the adoption of the Plan. Such action requires the affirmative vote of a majority of the votes cast on the matter, excluding broker non-votes.

The Board of Directors unanimously recommends that you vote “FOR” the approval and ratification of the Breitling Energy Corporation 2014 Stock Incentive Plan. Unless otherwise indicated, all properly executed proxies received by the Company will be voted in favor of Proposal 4.

PROPOSAL 5—RATIFICATION OF ROTHSTEIN KASS AS INDEPENDENT ACCOUNTANTS

Previous change in public accountants

On April 30, 2012, the Board of Directors of the Company approved the dismissal of MaloneBailey, LLP, as its certifying independent registered public accountants. On such same date, the Company dismissed MaloneBailey, LLP, as its independent registered public accountants. None of the reports of MaloneBailey, LLP on the financial statements of the Company contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in MaloneBailey, LLP’s report on our financial statements as of and for the years ended March 31, 2011 and 2010.

During the Company’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to MaloneBailey, LLP’s satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no “reportable events” as defined in Item 304 (a)(1) of Regulation S-K.

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On April 30, 2012, the Board of Directors of the Company approved the engagement of, and the Company did on such same date engage, LBB & Associates Ltd., LLP as its independent registered public accounting firm commencing April 30, 2012, for the fiscal year ended March 31, 2012. During the two most recent years and the subsequent interim period through the date of engagement, neither the Company nor anyone engaged on its behalf had consulted with LBB & Associates Ltd., LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Company furnished MaloneBailey, LLP with a copy of the foregoing disclosures and requested that MaloneBailey, LLP provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. A copy of MaloneBailey, LLP’s letter was filed as an exhibit to the Company’s Form 8-K filed with the SEC on May 2, 2012, disclosing this change in the Company’s independent registered public accountants.

Engagement of Rothstein Kass

On February 17, 2014, the Company dismissed LBB and Associates, Ltd, LLP (“LBB”) as the Company’s independent registered public accounting firm.

During the fiscal years ended March 31, 2013 and 2012, LBB’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to, audit scope or accounting principles, except that LBB’s audit reports for the years ended March 31, 2013 and 2012 each included a going concern qualification.

The dismissal of LBB was approved by the Audit Committee of the Company’s Board of Directors on February 17, 2014.

During the fiscal years ended March 31, 2013 and March 31, 2012 and the subsequent interim period through February 17, 2014, (i) there were no disagreements between the Company and LBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of LBB, would have caused LBB to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On February 17, 2014, the Company provided LBB with a copy of the disclosures it intended to make in response to Item 4.01 on the Form 8-K describing these events, and requested that LBB furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of LBB’s letter was filed as an exhibit to that Form 8-K.

On February 17, 2014, the Audit Committee of the Company’s Board of Directors approved the engagement of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2013. The Company reported the change in its fiscal year end from March 31 to December 31 in its Form 8-K/A filed with the SEC on February 14, 2014.

During the years ended March 31, 2013 and March 31, 2012 and the subsequent interim period through February 17, 2014, the date of engagement of Rothstein Kass, the Company did not consult with Rothstein Kass regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). Rothstein Kass did perform an audit on the financial statements of Breitling Oil & Gas Corporation and Breitling Royalties Corporation (collectively, the “Predecessors”), for the years ended December 31, 2012 and December 31, 2011. The Company acquired the oil and gas assets of the Predecessors on December 9, 2013, through the issuance of a number of shares of common stock equal to 92.5% of the Company’s common stock outstanding following the closing of that transaction. As a result of the foregoing transaction, the Predecessors will be the accounting acquirer of the Company.

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Independent Accountant’s Fees

The following table sets forth the fees billed to us by MaloneBailey, LLP, LBB & Associates Ltd., LLP and Rothstein Kass for professional services for the year ended March 31, 2013.

Year Ended March 31, 2013	MaloneBailey	LBB & Associates	Rothstein Kass
Audit Fees	$1,250	$54,926	$0
Audit Related Fees	$0	$0	$0
Tax Fees	$0	$0	$0
All Other Fees	$0	$0	$0
Total	$1,250	$54,926	$0

The following table sets forth the fees billed to us by MaloneBailey, LLP, LBB & Associates Ltd., LLP and Rothstein Kass for professional services for the year ended December 31, 2013.

Year Ended December 31, 2013	MaloneBailey	LBB & Associates	Rothstein Kass
Audit Fees	$0	$	$152,696
Audit Related Fees	$0	$	$153,637
Tax Fees	$0	$	$0
All Other Fees	$0	$	$0
Total	$0	$	$306,333

Audit-Related Fees

During the fiscal years ended March 31, 2013 and December 31, 2013, no assurance or related services were performed by our auditors that were reasonably related to the performance of the audit or review of our financial statements, other than amounts payable to Rothstein Kass for the year ended December 31, 2013.

Tax Fees

During the fiscal year ended March 31, 2013 and December 31, 2013, no fees were billed by our auditors for tax compliance, tax advice or tax planning services.

All Other Fees

During the fiscal years ended March 31, 2013 and December 31, 2013, no fees were billed by our auditors other than the fees set forth under the caption “Audit Fees” above.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent accountants and not to engage the independent accountants to perform any non-audit services specifically prohibited by law or regulation. All audit and non-audit services provided to us during the fiscal years ended March 31, 2013 and December 31, 2013 were pre-approved.

We anticipate that a representative of Rothstein Kass will participate in the Meeting. Such representative may make a statement if they desire to do so, and will be available to respond to appropriate questions concerning our financial statements.

The Board of Directors recommends a vote FOR the ratification of the Audit Committee’s appointment of Rothstein Kass as the Company’s independent accountants for the fiscal year ending December 31, 2014.

27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee, under the Audit Committee Charter, has the responsibility to review and approve any transactions or series of related financial transactions, arrangements or relationships involving amounts exceeding $120,000 between the Company and our directors, executive officers, nominees for director, any greater than 5% stockholders and their immediate family members. The Audit Committee will only approve related party transactions when it determines such transactions are in the best interests of the Company and its stockholders. In reviewing a transaction, the Audit Committee considers facts and circumstances which it considers relevant to its determination. In determining whether to approve or ratify a related party transaction, the Audit Committee will apply the following standards and such other standards it deems appropriate:

•	whether the related party transaction is on terms no less favorable than the terms generally available to an unaffiliated third-party under the same or similar circumstances;
•	whether the transaction is material to the Company or the related party; and
•	the extent of the related person’s interest in the transaction.

On December 9, 2013, the Company entered into an Administrative Services Agreement (“Services Agreement”) with Crude Energy, LLC, a Texas limited liability company (“CE”), and Crude Royalties, LLC, a Texas limited liability company (“CR” and together with CE, “Crude”). Crude is owned and controlled by Parker Hallam and Michael Miller, who together own two thirds of the outstanding shares of Breitling. Pursuant to the Services Agreement, Crude will provide administrative services (“Crude Administrative Services”) to the Company arising out of the Company’s record ownership of certain oil and gas properties beneficially owned by clients of Breitling. The Company will provide Crude (i) access to the Company’s client list so that Crude may offer oil and gas prospects to the Company’s clients and (ii) access to certain of the Company’s oil and gas prospects for acquisitions of working interests and/or royalty interests (“Company Administrative Services”). Crude will provide the Crude Administrative Services in exchange for receiving the Company Administrative Services, and will be entitled to certain expense reimbursements. In addition to providing the Crude Administrative Services, Crude will pay the Company for the Company Administrative Services.

The Company’s Chief Executive Officer, Mr. Chris Faulkner, has incurred expenses on the part of the Company and was reimbursed for those expenses in the normal course of business.  The total expenses incurred were approximately $468,000.  Some of these expenses were incurred through credit facilities of Mr. Faulkner’s.  As disclosed in the annual report on form 10-K, Mr. Faulkner has made certain commitments to support the Company financially during 2014 if it becomes necessary.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, certain officers and beneficial owners of 10% or more of any class of the Company’s stock (“Reporting Persons”) are required from time to time to file with the SEC and NYSE MKT LLC reports on ownership and changes of ownership. Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of forms and written representations received from Reporting Persons with respect to the fiscal year ended December 31, 2013, the Company believes that all filing requirements applicable to the Company’s officers, directors and greater than 10% stockholders were met on a timely basis, except as follows:

Name	Late Reports	Number of Transactions Reported Late	Failure to File a Form
Steven M. Plumb	15	15	0
James Leonard Ivins	9	9	0
Kevan Casey	0	0	1

28

Stockholder Proposals

Management anticipates that the Company’s 2014 annual stockholders’ meeting will be held during June 2015. Any stockholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the Company’s 2015 annual stockholders’ meeting must submit the proposal to the Company on or before January 18, 2015. Any such proposals should be timely sent to the Corporate Secretary, Breitling Energy Corporation, 1910 Pacific Avenue, Suite 12000, Dallas, Texas 75201. Such proposal must meet all of the requirements of the SEC to be eligible for inclusion in the Company’s 2014 proxy materials. If a stockholder wishes to submit a proposal outside of the process of Rule 14a-8 under the Exchange Act, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company not later than April 3, 2015.

Communications with the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to the Corporate Secretary, Breitling Energy Corporation, 1910 Pacific Avenue, Suite 12000, Dallas, Texas 75201. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed, unless the Corporate Secretary determines that the communication does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees, relates to routine or insignificant matters that do not warrant the attention of the Board of Directors, is an advertisement or other commercial solicitation or communication, is frivolous or offensive, or is otherwise not appropriate for delivery to the directors. The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Corporate Secretary and only in accordance with the Company’s policies and procedures and the applicable laws and regulations relating to the disclosure of information.

Householding of Proxy Materials

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once a stockholder has received notice from his or her broker that they will be householding materials, householding will continue until the stockholder is notified otherwise or revokes consent. If at any time a stockholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, the stockholder should notify his or her broker. If a stockholder would like to receive a separate copy of this Proxy Statement for the Meeting, he or she should contact the Company by writing to the Corporate Secretary, Breitling Energy Corporation, 1910 Pacific Avenue, Suite 12000, Dallas, Texas 75201.

29

Availability of Documents

The Company is including with this Proxy Statement a copy of its 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which has been filed with the SEC and is incorporated in this Proxy Statement by reference. The Company will furnish to any person any exhibits described in the list accompanying such report upon payment of reasonable fees relating to the Company’s furnishing such exhibits. Requests for directions to the Meeting to vote in person or for copies of this Proxy Statement and the Annual Report (including exhibits thereto) for the Meeting and future stockholders meetings should be directed to the Corporate Secretary, Breitling Energy Corporation, 1910 Pacific Avenue, Suite 12000, Dallas, Texas 75201. Paper or email copies of this Proxy Statement and the Annual Report (including exhibits thereto) for the Meeting can also be obtained free of charge by calling 214-716-2600 and asking for the Company’s Investor Relations Department or can be accessed at the Investor Relations section of our website at http://www.breitlingenergy.com. Any such requests shall be made by June 25, 2014 to facilitate timely delivery.

By Order of the Board of Directors,

/s/ Jeremy S. Wagers
Jeremy S. Wagers
Corporate Secretary

May 19, 2014

30

Schedule A

BREITLING ENERGY CORPORATION
2014 STOCK INCENTIVE PLAN

(As Effective April 24, 2014)

i

7.8	Change in Control	26
7.9	Exchange of Incentive Awards	28
7.10	Repricing Prohibited	28

SECTION 8. GENERAL		28
8.1	Effective Date and Grant Period	28
8.2	Funding and Liability of Company	28
8.3	Withholding Taxes	29
8.4	No Guarantee of Tax Consequences	29
8.5	Designation of Beneficiary by Participant	30
8.6	Deferrals	30
8.7	Amendment and Termination of Plan	30
8.8	Requirements of Law and Securities Exchanges	31
8.9	Treatment for Other Compensation Purposes	31
8.10	No Obligation to Exercise Awards; No Right to Notice of Expiration Date	32
8.11	Rule 16b-3 Securities Law Compliance for Insiders	32
8.12	Compliance with Code Section 162(m) for Publicly Held Corporation	32
8.13	Compliance with Code Section 409A	32
8.14	Notices	33
8.15	Pre-Clearance Agreement with Brokers	33
8.16	No Restriction on Corporate Action	33
8.17	Successors to Company	33
8.18	Miscellaneous Provisions	33
8.19	Severability	34
8.20	Rules of Construction	34
8.21	Governing Law	34

ii

BREITLING ENERGY CORPORATION
2014 STOCK INCENTIVE PLAN

SECTION 1.

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1          Background and Purpose

Breitling Energy Corporation, a Nevada corporation (the “Company”), has adopted this plan document, entitled “Breitling Energy Corporation 2014 Stock Incentive Plan” (the “Plan”), effective as of April 24, 2014 (the “Effective Date”).

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of compensation.  It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 8.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date to the extent required by Code Section 422(b)(2).

1.2          Definitions

The following terms shall have the meanings set forth below:

(a)   Affiliate. Any Subsidiary and any other entity that, directly or through one or more intermediaries, is controlled by the Company, as determined by the Committee.

(b)   Authorized Officer.  The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(c)   Board.  The then-current Board of Directors of the Company.

(d)   Cause.  When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Affiliate by reason of:

(i)	the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony;

(ii)	the commission by the Grantee of a material act of fraud upon the Company or any Affiliate, or any customer or supplier thereof;

(iii)	the misappropriation of any funds or property of the Company or any Affiliate, or any customer or supplier thereof;

(iv)
the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or an Affiliate who has been designated by the Board or CEO for such purpose);

(v)
the engagement by the Grantee in any direct and material conflict of interest with the Company or any Affiliate without compliance with the Company’s or Affiliate’s conflict of interest policy, if any, then in effect;

(vi)
the engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Affiliate or which would result in a material injury to the business, reputation or goodwill of the Company or any Affiliate; or

(vii)
with respect to any Grantee who is an Employee (A) a material breach by Employee during his employment period of any of the restrictive covenants set out in his employment agreement with the Company or any Affiliate, if applicable, or (B) the willful, material and repeated nonperformance of Employee’s duties to the Company or any Affiliate (other than by reason of Employee’s illness or incapacity), but Cause shall not exist under clause (A) or (B) (above) until after written notice from the Board has been given to Employee of such material breach or nonperformance (which notice specifically identifies the manner and sets forth specific facts, circumstances and examples in which the Board believes that Employee has breached the agreement or not substantially performed his duties), and Employee has failed to cure such alleged breach or nonperformance within the time period set by the Board, but in no event less than thirty (30) business days after his receipt of such notice; and, for purposes of this subsection (vii), no act or failure to act on Employee’s part shall be deemed “willful” unless it is done or omitted by Employee not in good faith and without his reasonable belief that such action or omission was in the best interest of the Company or an Affiliate (assuming disclosure of the pertinent facts, any action or omission by Employee after consultation with, and in accordance with the advice of, legal counsel reasonably acceptable to the Company shall be deemed to have been taken in good faith and to not be willful for purposes of this definition of “Cause”).

(e)   CEO.  The then-current Chief Executive Officer of the Company.

(f)   Change in Control.  Any of the events described in and subject to Section 7.8.

(g)   Code.  The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(h)   Committee.  The committee appointed by the Board to administer the Plan. The Committee shall be comprised of not less than two members of the Compensation Committee of the Board who are Independent Directors (or any successor committee or subcommittee of the Board designated by the Board) which committee or subcommittee shall be comprised of two or more members of the Board each of whom is an Independent Director. The Committee may be the Compensation Committee of the Board (or any subcommittee of the Compensation Committee) provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise.  The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee.  The members of the Committee shall serve at the discretion of the Board.

Notwithstanding any other provision of the Plan, any Incentive Awards that are to be granted under the Plan to Outside Directors shall be approved by the Board, or made in accordance with a policy or program that is approved by the Board; provided, however, the Committee may recommend such Incentive Awards, policy or program to the Board for its approval.  With respect to the grant of Incentive Awards to Outside Directors, all rights, powers and authorities vested in the Committee under the Plan with respect thereto shall instead be exercised by the Board, and thus any reference in the Plan to the Committee shall be deemed to include a reference to the Board when acting in such capacity. When the Board exercises its authority to act in its capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in such capacity.

                               (i)            Common Stock.  The common stock of the Company, no par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

                               (j)            Company.  Breitling Energy Corporation, a corporation organized under the laws of the State of Nevada and any successor in interest thereto.

                               (k)   Consultant.  An independent agent, consultant, attorney, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Affiliate), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Affiliate), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

                               (l)   Covered Employee.  A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

                               (m)          Disability.  As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3).  A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.

                               (n)           Employee.  Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board.

   (o)           Employment.  Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a).  In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.

The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.

All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee in its discretion.

(p)          Exchange Act.  The Securities Exchange Act of 1934, as amended.

(q)          Fair Market Value.  While the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the closing sales price on such day for a Share as quoted on the New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on NYSE or other national securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System.  If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion.  In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.  With respect to Stock Options, SARs, and other Incentive Awards subject to Code Section 409A, the Fair Market Value shall be determined by the Committee consistent with the requirements of Section 409A in order to satisfy the exception under Code Section 409A for stock rights.

(r)   Grantee.  Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(s)   Immediate Family.  With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(t)   Incentive Agreement.  The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.

(u)          Incentive Award.  A grant of an award under the Plan to a Grantee, including any Non-statutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit, or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.

(v)   Incentive Stock Option or ISO.  A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.

(w)         Independent Director. A member of the Board who qualifies as (i) an “independent director” under Section 303A of the New York Stock Exchange Listed Company Manual, (ii) an “outside director” within the meaning of Code Section 162(m), and (c) a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

(x)          Insider.  While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(y)   Non-statutory Stock Option.  A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(z)           Option Price.  The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(aa)       Other Stock-Based Award.  An Incentive Award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(bb)       Outside Director.  A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Affiliate.

(cc)        Parent.  Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(dd)        Performance-Based Award.  A grant of an Incentive Award under the Plan pursuant to Section 6 that is intended to satisfy the Performance-Based Exception.

(ee)         Performance-Based Exception.  The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is only applicable during such period that the Company is a Publicly Held Corporation.

(ff)          Performance Criteria.  The business criteria that are specified by the Committee pursuant to Section 6 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the Incentive Award to occur, as specified in the applicable Incentive Agreement.

(gg)        Performance Period.  A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.

(hh)        Person.  Any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(ii)          Plan.  Breitling Energy Corporation 2014 Stock Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.

(jj)          Plan Year.  The calendar year; provided, however, the first Plan Year shall be a short year commencing on the Effective Date and ending on December 31, 2014.

(kk)        Publicly Held Corporation.  A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(ll)          Restricted Stock.  One or more Shares of Common Stock that are issued or transferred to a Grantee pursuant to Section 3 and subject to certain restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.

(mm)       Restricted Stock Award.  An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(nn)         Restricted Stock Unit.  A right granted to a Grantee pursuant to Section 4 which entitles the Grantee to receive one Share or the cash equivalent on the vesting date, which right is subject to certain restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.

(oo)         Restriction Period.  The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(pp)         Retirement.  The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Grantee’s Incentive Agreement.

(qq)         Share.  A share of the Common Stock of the Company.

(rr)           Share Pool.  The number of shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 7.6.

(ss)           Spread.  The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(tt)           Stock Appreciation Right or SAR.  A Stock Appreciation Right as described in Section 2.5.

(uu)         Stock Option or Option.  Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Non-statutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(vv)          Subsidiary.  Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest; except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

(ww)        Supplemental Payment.  Any amount, as described in Sections 2.4, 3.4 and/or 5.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3   Plan Administration

(a)   Authority of the Committee.  Except as may be limited by law and subject to the provisions herein, the Committee shall have the complete power and authority to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

(b)   Meetings.  The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that individual is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings.  The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members.  The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c)   Decisions Binding.  All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all Persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries.  The Committee’s decisions and determinations with respect to the Plan or any Incentive Award need not be uniform and may be made selectively among Incentive Awards, Grantees and Persons, whether or not such Incentive Awards are similar or such Persons are similarly situated.

(d)   Modification of Outstanding Incentive Awards.  Subject to the shareholder approval requirements under Section 8.7 or as otherwise required, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that  (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt under Code Section 409A (unless otherwise determined by the Committee), and (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m), if applicable.  With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing.  Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)).

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 under the Exchange Act, Code Section 422, Code Section 162(m), the rules of the New York Stock Exchange or any other national stock exchange or inter-dealer quotation system upon which the Common Stock is listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Incentive Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Incentive Awards.

(e)   Delegation of Authority.  The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards; provided, however, the Committee may not delegate to any Person the authority (i) to grant Incentive Awards or (ii) while the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f)   Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report, opinion, calculation or other information furnished by any officer or employee of the Company or an Affiliate, the Company’s independent certified public accountants, legal counsel or other advisors to the Company, or any consultant, attorney, accountant or other advisor retained by the Committee to assist in the administration of the Plan.  Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, decision, construction or determination made in good faith in connection with the Plan or any Incentive Award.

(g)   Expenses of Committee.  The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan.  All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(h)   Surrender of Previous Incentive Awards.  Subject to Section 7.10, the Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.  No surrender of Incentive Awards shall be made under this Section 1.3(h) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

(i)   Indemnification.  Each individual who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such individual shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which each such individual may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company or an Affiliate, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company or an Affiliate may have to indemnify them or hold them harmless.

1.4          Share Reserve of Common Stock Available for Incentive Awards

Subject to adjustment under Section 7.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) fifty million (50,000,000) Shares of Common Stock.  Pursuant to Section 1.5, the number of such reserved Shares for Incentive Awards granted under the Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder.

Subject to adjustment under Section 7.6, the aggregate number of Shares that may be issued upon exercise of ISOs shall be ten million (10,000,000) of the Shares reserved pursuant to the previous paragraph.

The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Share reserve as it deems appropriate but only to the extent consistent with the foregoing provisions of this Section 1.4.

During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards that are made to Covered Employees:

(a)   Subject to adjustment under Section 7.6, the maximum aggregate number of Shares attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Awards for any individual Grantee shall be ten million (10,000,000) Shares.

(b)   The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made for any Grantee shall be twenty-five million dollars ($25,000,000).

(c)   With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced to the extent permitted under the terms of the Plan, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee and, in this regard, such maximum number shall be determined in accordance with the requirements of Code Section 162(m).

(d)   The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5          Share Pool Adjustments for Awards and Payouts

The following Incentive Awards shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)   Stock Option;

(b)   SAR in Shares;

(c)   Restricted Stock Award;

(d)   Restricted Stock Unit in Shares; and

(e)   Other Stock-Based Award in Shares.

Shares subject to an Incentive Award shall not be issued or transferred to a Grantee, and shall cease to be issuable or transferable to a Grantee, due to forfeiture, termination, expiration or cancellation, in whole or in part, of such Incentive Award for any other reason, or if any such Shares shall, after issuance or transfer, be reacquired by the Company due to the Grantee’s failure to comply with the terms and conditions of an Incentive Award or for any other reason.  The Shares not so issued or transferred, or the Shares so reacquired by the Company, as the case may be, shall no longer be charged against the Share reserve in Section 1.4, and thus may be used thereafter for grants of additional Incentive Awards under the Plan. The following additional parameters shall apply:

(a)   To the extent an Incentive Award is settled or paid in cash, Shares subject to such Incentive Award will not be considered to have been issued and thus will not be applied against the Share reserve in Section 1.4.

(b)   To the extent that any outstanding Incentive Award that is to be settled in Shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions thereof, or otherwise terminates without an issuance of Shares being made, the Share reserve in Section 1.4 shall be credited with the number of Shares covered thereby and such Shares may be made subject to future Incentive Awards under the Plan.

(c)   If an Incentive Award may be settled in Shares or cash, such Shares shall be deemed issued only when and to the extent that settlement or payment is actually made in Shares.  To the extent an Incentive Award is settled or paid in cash, and not Shares, any Shares previously reserved for issuance pursuant to such Incentive Award will again be deemed available for issuance under Section 1.4, and the Share reserve in Section 1.4, shall be reduced only by the number of Shares actually issued and transferred to the Grantee.

(d)   Notwithstanding the foregoing: (i) Shares withheld or tendered to pay withholding taxes or to purchase Shares upon the exercise of an Incentive Award (by either actual delivery or attestation of the Shares) shall not again be available for the grant of Incentive Awards under the Plan, and (ii) the full number of Shares subject to an Incentive Award that is a Stock Option or SAR which is settled by the issuance of Shares shall be counted against the Share reserve in Section 1.4, regardless of the number of Shares actually issued upon the settlement of such Stock Option or SAR.  Shares delivered by a Grantee to the Company to satisfy tax withholding requirements shall be treated in the same way as Shares withheld or deducted from an Incentive Award (as specified above) and thus shall not be available for future grants for purposes of the Share reserve in Section 1.4.

(e)   Upon exercise of a SAR or the exercise of a Stock Option by means of a net settlement, the number of Shares subject to the Incentive Award that are then being exercised shall be counted against the Share reserve in Section 1.4, on the basis of one Share for every Share subject thereto, regardless of the actual number of Shares, if any, used to settle the Incentive Award upon exercise.

(f)   Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award shall not increase the Share reserve in Section 1.4.

1.6          Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company.  No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7          Participation

(a)   Eligibility.  Incentive Awards may be granted only to individuals who, at the time of grant, are Employees, Consultants, and/or Outside Directors.  The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such individual, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan.  A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.

(b)   Incentive Stock Option Eligibility.  Incentive Stock Options may only be granted to Employees and not to Consultants or Outside Directors.  In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary as determined under Code Section 422.  This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.

1.8          Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Other Stock-Based Awards, and related Supplemental Payments, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1          Grant of Stock Options

The Committee is authorized to grant (a) Non-statutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion.  Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.

2.2          Stock Option Terms

(a)   Written Agreement.  Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee and included in the Grantee’s Incentive Agreement, and they need not be uniform among all Stock Options issued pursuant to the Plan.

(b)   Number of Shares.  Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c)   Exercise Price.  The exercise price per Share of Common Stock under each Stock Option shall be (i) not less than 100% of the Fair Market Value per Share on the date the Stock Option is granted and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b)), the exercise price for the ISO shall not be less than 110% of the Fair Market Value on the date of grant.  Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).

(d)   Term.  In the Incentive Agreement, the Committee shall fix the term of each Stock Option, but not to exceed ten (10) years from the date of grant for ISO grants (five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)).  In the event no term is set out in the Incentive Agreement, the term of the Stock Option shall be ten (10) years from the date of grant.

(e)   Exercise.  The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable.  Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such particular terms and conditions of the Stock Option shall be set forth in the Grantee’s Incentive Agreement.

(f)   $100,000 Annual Limit on Incentive Stock Options.  Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent as determined under Code Section 424) does not exceed $100,000.  This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Code Section 422(d).  To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Non-statutory Stock Option.  In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.

(g)   No Reloads. Incentive Agreements for Stock Options shall not contain any provision entitling a Grantee to the automatic grant of additional Stock Options in connection with the exercise of the original Stock Option.

2.3          Stock Option Exercises

(a)   Method of Exercise and Payment.  Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company or its designee, which must be received as of a date set by the Company in advance of the effective date of the proposed exercise.  The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised.  Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” by establishing procedures satisfactory to the Committee with respect thereto), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.  At the direction of the Grantee, a broker may either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a “cashless exercise” are not exempt under Section 16 of the Exchange Act while the Company is a Publicly Held Corporation.  Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002, as determined by the Committee.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 7.4, during the lifetime of a Grantee, each Option granted to the Grantee shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b)   Restrictions on Share Transferability.  The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares.  Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with applicable federal and state laws and regulations.

Any Grantee or other Person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any Person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c)   Notification of Disqualifying Disposition of Shares from Incentive Stock Options.  Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d)   Proceeds of Option Exercise.  The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4           Supplemental Payment on Exercise of Non-statutory Stock Options

The Committee, either at the time of grant or exercise of any Non-statutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Non-statutory Stock Option.  The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Non-statutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.  No Supplemental Payments will be made with respect to any SARs or ISOs.

2.5   Stock Appreciation Rights

(a)   Grant.  The Committee may grant Stock Appreciation Rights to any Employee, Consultant or Outside Director.  A SAR is the right to receive an amount equal to the Spread with respect to a Share upon the exercise of the SAR.  SARs may be granted in tandem with the grant of a Stock Option, in which case the Incentive Agreement will provide that (1) the SAR shall be cancelled when and to the extent the related Stock Option is exercised and (2) the exercise of the SAR will result in the surrender of the right to purchase the Share under the Stock Option as to which the SAR was exercised.  Alternatively, SARs may be granted independently of Stock Options, in which case the grant of SARs shall be evidenced by an Incentive Agreement.  Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.

(b)   General Provisions.  The terms and conditions of each SAR shall be evidenced by an Incentive Agreement.  The exercise price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR.  The term of the SAR shall be determined by the Committee but shall not be greater than ten (10) years from the date of grant.  The Committee shall not include any feature for the deferral of compensation other than deferral of the recognition of income until exercise of the SAR.

(c)   Exercise.  SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant.  No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of the death or Disability of such Grantee which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d)   Settlement.  Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread.  The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date.  In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of the SAR.

SECTION 3.

RESTRICTED STOCK AWARDS

3.1   Award of Restricted Stock

(a)   Grant.  With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion.  Any such restrictions may differ with respect to a particular Grantee.  Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83.  Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.

(b)   Immediate Transfer Without Immediate Delivery of Restricted Stock.  Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, thus entitling such Grantee to all voting, dividend, and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may or may not limit the Grantee’s voting and/or dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer.  In the Incentive Agreement, the Committee may apply any restrictions to the voting or dividend rights that the Committee deems appropriate.  Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award is designed to comply with the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception; provided, however, in the absence of any such restrictions pertaining to the payment of any dividends or dividend equivalents, the same vesting standards that apply to the underlying Shares of Restricted Stock shall also apply to the related dividends or dividend equivalents.  In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Restricted Stock Award with respect to which the dividend is paid.

Shares subject to a Restricted Stock Award, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the Grantee’s Incentive Agreement.  The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

(c)           Other Terms and Conditions.  Unless provided otherwise in the Grantee’s Incentive Agreement for a Restricted Stock Award, (i) the Grantee shall not be entitled to delivery of the stock certificate until the forfeiture restrictions have expired, (ii) the Company shall retain custody of the Shares until the forfeiture restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of or encumber the Shares until the forfeiture restrictions have expired, (iv) a breach of the terms and conditions established by the Committee in the Grantee’s Incentive Agreement shall result in a forfeiture of the Restricted Stock Award, and (v) with respect to the payment of any dividend with respect to Shares subject to a Restricted Stock Award directly to the Grantee, each such dividend shall be paid no later than the end of the calendar year in which the dividends are paid to stockholders of such class of shares or, if later, the fifteenth day of the third month following the date the dividends are paid to stockholders of such class of shares; provided, however, in the absence of any other restrictions pertaining to the payment of any dividends or dividend equivalents, the same vesting standards that apply to the underlying Shares of Restricted Stock shall also apply to the related dividends or dividend equivalents.  At the time a Restricted Stock Award is granted, the Committee may, in its discretion, prescribe in the Grantee’s Incentive Agreement such additional terms, conditions, or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of Employment (by retirement, disability, death, or otherwise) of the Grantee prior to expiration of the forfeitures restrictions.

(d)           Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment for Shares received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Grantee shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(e)           Committee's Discretion to Accelerate Vesting of Restricted Stock Awards.  Subject to any limitations imposed under Code Section 162(m), the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Shares subject to a Restricted Stock Award and, upon such vesting, all forfeiture restrictions applicable to such Restricted Stock Award shall terminate as of such date.  Any action by the Committee pursuant to this paragraph may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee.

3.2           Restrictions

(a)   Forfeiture of Restricted Stock.  A Restricted Stock Award may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions that are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.  Any such restrictions shall be set forth in the Grantee’s Incentive Agreement.  The Grantee cannot sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares of Restricted Stock until the Restriction Period has expired.

(b)   Issuance of Certificates.  Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, which is registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares.  Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Breitling Energy Corporation 2014 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Breitling Energy Corporation.  A copy of the Plan and Incentive Agreement are on file in the main corporate office of Breitling Energy Corporation.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c)   Removal of Restrictions.  The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

3.3           Delivery of Shares of Common Stock

Subject to withholding taxes under Section 8.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

3.4           Supplemental Payment on Vesting of Restricted Stock Award or RSU

The Committee, either at the time of grant or vesting of Incentive Award that is a Restricted Stock Award or an RSU, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Incentive Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 4.

RESTRICTED STOCK UNITS

4.1          Grant of RSUs

The Committee may grant Restricted Stock Units to a Grantee who is an Employee, Consultant or Outside Director, as selected in the discretion of the Committee, in such amounts as shall be determined by the Committee in its discretion.  Each grant of RSUs will be evidenced by an Incentive Agreement that sets forth the number of RSUs covered by the Incentive Award and the terms, conditions, restrictions and other provisions applicable to the RSUs as may be specified by the Committee consistent with the terms of the Plan, including, without limitation, provisions relating to compliance with, or exemption under, Code Section 409A.  The Committee may award Restricted Stock Units to a Grantee that are payable in Shares or cash, or in a combination thereof.

4.2          Restrictions and Lapse of Restrictions on RSUs.

RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose in the Incentive Agreement including, without limitation, provisions relating to compliance with, or exemption under, Code Section 409A.  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or continued service requirements, or otherwise, as determined by the Committee and set forth in the Grantee’s Incentive Agreement.

4.3          Settlement of RSUs.

RSUs shall become payable to a Grantee at the time or times set forth in the Incentive Agreement, which may be upon or following vesting of the Incentive Award. RSUs may be paid in cash, Shares or a combination thereof, as determined by the Committee and set forth in the Grantee’s Incentive Agreement, subject to any applicable withholding taxes.

4.4          No Rights as a Stockholder.

The Grantee shall have no rights as a stockholder with respect to any Incentive Award of RSUs until such time as Shares are paid and delivered to the Grantee in settlement of the RSUs pursuant to the terms of Grantee’s Incentive Agreement.

SECTION 5.

OTHER STOCK-BASED AWARDS

5.1          Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Affiliate, or a division, business unit, or department of the Company or an Affiliate, and settlement in cancellation of rights of any Person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Affiliate.  Other Stock-Based Awards need not be subject to any Performance Criteria or to forfeiture, and thus may be awarded without any vesting requirements.  The purchase price, if any, for Shares issued pursuant to an Other Stock-Based Award shall be determined by the Committee in its discretion.

As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to, or in tandem with, any other Incentive Awards.  Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.

5.2           Other Stock-Based Award Terms

(a)   Written Agreement.  All terms and conditions of an Other Stock-Based Award shall be determined by the Committee and set forth in the Grantee’s Incentive Agreement.

(b)   Purchase Price.  Except if an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, but only to the extent permitted under the Plan, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued Shares), or to be rendered, by the Grantee, or (ii) as otherwise specified in the Incentive Agreement.

(c)   Performance Criteria and Other Terms.  The Committee may specify Performance Criteria for (i) vesting in an Other Stock-Based Award and (ii) payment thereof to the Grantee, as the Committee may determine in its discretion.  The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception pursuant to Section 6.

5.3      Supplemental Payment on Other Stock-Based Awards

The Committee, either at the time of grant or vesting of an Other Stock-Based Award, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Other Stock-Based Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 6.

PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA

6.1      Performance Criteria

As determined by the Committee at the time of grant, a Performance-Based Award may be granted subject to performance objectives relating to one or more of the following Performance Criteria within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception:

(a)           profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b)           profit-related return ratios;

(c)           return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d)           cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e)           earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f)           net sales growth (measured either in dollars, volumes of hydrocarbon production or other objective and specific criteria as designated by the Committee);

(g)           net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h)           gross, operating or net profit margins;

(i)            productivity ratios;

(j)           share price (including, but not limited to, growth measures and total shareholder return);

(k)           turnover of assets, capital, or inventory (including, without limitation, reserve additions or revisions, and economic value added from reserves);

(l)           expense targets (including, without limitation, reserve replacement costs and finding and development costs);

(m)           margins;

(n)           measures of health, safety or environment;

(o)           operating efficiency (including, without limitation, project completion time, budget goals, operational downtime, rig utilization, and similar matters);

(p)           customer service or satisfaction;

(q)           market share;

(r)           credit quality;

(s)           debt ratios (e.g., debt to equity and debt to total capital); and

(t)           working capital targets.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period.  In the Incentive Agreement, the Committee shall designate one or more Performance Criteria for each granted Incentive Award that is intended to qualify for the Performance-Based Exception.

The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function, Affiliate or business unit.  The Committee may establish the Performance Criteria of the Company, any Affiliate or business unit, as determined and designated by the Committee, in its discretion, in the Grantee’s Incentive Agreement for the Performance-Based Award.

Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent Person having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply (or no later than the date that 25% of the Performance Period has elapsed in the case of a Performance Period of less than a year), and (d) based on any Performance Criteria, or any combination thereof, as set forth above in this Section 6 and referenced in the Grantee’s Incentive Agreement.

6.2      Adjustments of Performance-Based Awards

The Committee may provide in any Performance-Based Award, at the time the Performance Criteria are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified event that occurs during a Performance Period, including the following:  (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals and charges for reorganization and restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; (g) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification Topic 225.20, “Income Statement — Extraordinary and Unusual Items” (or any successor thereto); and (h) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.  To the extent such inclusions or exclusions affect Performance-Based Awards, they shall be prescribed in a form that meets the requirements of the Performance-Based Exception.  Notwithstanding the foregoing, the Committee may, at its sole discretion, reduce the Performance Criteria (or results thereof) upon which Performance-Based Awards are provided in order to offset any unintended result(s) arising from events not anticipated when the Performance Criteria were established, or for any other purpose, provided that such adjustment is permitted by Code Section 162(m).

6.3      Discretionary Adjustments

The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Performance-Based Award made to Grantee, but discretion to lower or reduce the Performance-Based Award is permissible.  The Committee cannot exercise any discretionary authority it may otherwise have under the Plan with respect to a Performance-Based Award in any manner to (a) waive the achievement of the applicable Performance Criteria or (b) increase the amount payable pursuant thereto or the value thereof, or (c) otherwise in a manner that would cause the Performance-Based Award to cease to qualify for the Performance-Based Exception. The Committee may exercise negative discretion to determine that the portion of a Performance-Based Award actually earned, vested or payable (as applicable) shall be less than the portion that would be earned, vested or payable based solely upon application of the applicable Performance Criteria as set forth in the Grantee’s Incentive Agreement.

6.4      Compliance with Section 162(m)

The Performance Criteria must be objective and must satisfy third party “objectivity” standards under Code Section 162(m) and the regulations promulgated thereunder.  In interpreting provisions relating to Performance-Based Awards under the Plan or an Incentive Agreement, it is the intent of the Plan and Committee to conform with the standards of Code Section 162(m) and the regulations thereunder to qualify for the Performance-Based Exception.

6.5      Certification

The Performance-Based Award, and payment for any Performance-Based Award under the Plan with respect to a relevant Performance Period, will be contingent upon the attainment of the Performance Criteria as set forth in the Grantee’s Incentive Agreement.  The Committee shall certify in writing prior to payment of any of the Performance-Based Award that such Performance Criteria have been satisfied.  Approved minutes of the Committee may be used for this purpose.

6.6      Other Considerations

All Performance-Based Awards under the Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary or appropriate to effectuate the purpose of this Section 6 and to otherwise meet the requirements of the Performance-Based Exception.

SECTION 7.

PROVISIONS RELATING TO PLAN PARTICIPATION

7.1      Incentive Agreement

Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee.  The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award.  Such terms need not be uniform among all Grantees or any similarly situated Grantees.  The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee.  An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee.  The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

Unless otherwise determined by the Committee and set forth in the applicable Incentive Award Agreement, Incentive Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

7.2      No Employment Rights Conferred

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

7.3      Securities Requirements

The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act of 1933 or to effect similar compliance under any state securities laws.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded.  The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.  The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award.  During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

7.4      Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Non-statutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Non-statutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Non-statutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 7.4, (C) subsequent transfers of transferred Non-statutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47 (or its successor).  Following any permitted transfer, the Non-statutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, however, the term “Grantee” shall be deemed to refer to the transferee.  The events of termination of employment, as set out in Section 7.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Non-statutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise.  In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or any permitted transferee of an Incentive Award, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

Except as otherwise provided in Sections 421 or 422 of the Code, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award.  No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 7.4 shall be void and ineffective.  All determinations under this Section 7.4 shall be made by the Committee in its discretion.

Except as provided in this Section 7.4, Incentive Awards may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee’s legally authorized representative as determined by the Committee.

7.5      Rights as a Shareholder

(a)   No Shareholder Rights.  Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares until the issuance of a stock certificate or other record of ownership for such Shares.

(b)   Representation of Ownership.  In the case of the exercise of an Incentive Award by a Person acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such Person.  The Committee may also require such consents and releases of taxing authorities as it deems advisable.

7.6      Change in Stock and Adjustments

(a)   Changes in Law or Circumstances.  Subject to Section 7.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in dilution of any rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its discretion, that such change equitably requires an adjustment in the number or kind of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination.  Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price that is less than 100% of the Fair Market Value per Share on the date of grant.  The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b)   Exercise of Corporate Powers.  The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company or an Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c)   Recapitalization of the Company.  Subject to Section 7.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the outstanding Incentive Awards shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the outstanding Incentive Awards shall be proportionately increased.  The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 7.6(c).

(d)   Issue of Common Stock by the Company.  Except as hereinabove expressly provided in this Section 7.6 and subject to Section 7.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated in the same manner for such purpose as outstanding unrestricted Shares of Common Stock.

(e)   Assumption under the Plan of Outstanding Stock Options.  Notwithstanding any other provision of the Plan, the Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation.  Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option.  Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants as provided in Section 1.4.

(f)   Assumption of Incentive Awards by a Successor.  Subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which the Grantee would have received had the Grantee exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options).  For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock.

A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof).  In the event of a Corporate Event, the Committee shall take whatever other action it deems to be appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraphs of this Section 7.6(f), but subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, shall have the right and power to effectuate one or more of the following alternatives in its discretion, with respect to outstanding Incentive Awards, which may vary among individual Grantees and may vary among Incentive Awards held by any individual Grantee:

(i)
cancel, effective immediately prior to the occurrence of the Corporate Event, an outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii)
provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii)
provide that thereafter upon the exercise of an Incentive Award that was previously granted, the Grantee shall be entitled to purchase or receive under such Incentive Award, in lieu of the number of Shares then covered by such Incentive Award, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Grantee would have been entitled pursuant to the terms of the agreement of the Corporate Event if, immediately prior to such Corporate Event, the Grantee had been the holder of record of the number of Shares then covered by such Incentive Award; provided, however, if such consideration is not solely common stock of the successor corporation, the Committee may, with the consent of the successor corporation, provide for the consideration to be received to be solely common stock of the successor corporation that is equal to the Fair Market Value of the per Share consideration received by the holders of Shares as the result of the Corporate Event; or

(iv)
effect one or more of the following alternatives in an equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, which alternatives may vary among individual Grantees and which may vary among Incentive Awards held by any individual Grantee: (1) accelerate the time at which Options or SARs then outstanding may be exercised so that such Incentive Awards may be exercised in full for a limited period of time on or before a specified date (before or after the Corporate Event) fixed by the Committee, after which specified date all such unexercised Incentive Awards and all rights of Grantees thereunder shall terminate, or (2) require the mandatory surrender by all or selected Grantees of some or all of the outstanding Options or SARs held by such Grantees (irrespective of whether such Incentive Awards are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Event, that is specified by the Committee, in which event the Committee shall thereupon cancel such Incentive Awards and the Company shall pay (or cause to be paid) to each Grantee an amount of cash per share equal to the excess, if any, of the amount calculated by the Committee, in its discretion as exercised in good faith, as the then fair market value of the Shares subject to such Incentive Awards over the exercise price(s), if any, under such Incentive Awards for such Shares; or

(v)	provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 7.6(f).

7.7      Termination of Employment, Death, Disability and Retirement

(a)   Termination of Employment.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

(b)   Termination of Employment for Cause.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c)   Retirement.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Grantee’s Retirement:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii)
any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of one (1) year after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or three (3) months after his termination date in the case of an Incentive Stock Option.

(d)   Disability or Death.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)
any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one (1) year anniversary date of the Grantee’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 7.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6).  The Committee shall determine whether a Disability for purposes of this Section 7.7(d) has occurred.

(e)   Continuation.  Subject to the conditions and limitations of the Plan and applicable law and regulation, in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award.  In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.  No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

7.8      Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement (in which case the Incentive Agreement will control):

(1)           all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(2)           all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(3)           all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(a)           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 7.8(c) (below) are satisfied;

(b)           Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)           The consummation of a Merger involving the Company, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

(d)           The sale, consummation, or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

(e)           The approval by the stockholders of the Company or the Board of a plan for the complete liquidation or dissolution of the Company.

Notwithstanding the foregoing provisions of this Section 7.8, to the extent that any payment (or acceleration of payment) hereunder is considered to be deferred compensation that is subject to, and not exempt under, Code Section 409A, then the term Change in Control hereunder shall be construed to have the meaning as set forth in Code Section 409A with respect to the payment (or acceleration of payment) of such deferred compensation, but only to the extent inconsistent with the foregoing provisions of the Change in Control definition (above) as determined by the Incumbent Board.

In the event that any acceleration of vesting pursuant to an Incentive Award and any other payment or benefit received or to be received by a Grantee under the Plan in connection with a Change in Control would subject a Grantee to any excise tax pursuant to Code Section 4999 (which excise tax would be the Grantee’s obligation) due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Code Section 280G, the Grantee may elect, in his sole discretion, to reduce the amount of any acceleration of vesting, payment or benefit called for under an Incentive Award in order to avoid such characterization.

7.9      Exchange of Incentive Awards

Subject to Section 7.10, the Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.  No exchange of Incentive Awards shall be made under this Section 7.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.

7.10   Repricing Prohibited

Except as contemplated by the provisions of Section 7.6, outstanding Stock Options and Stock Appreciation Rights will not be “repriced” for any reason without the prior approval of the Company’s stockholders. For purposes of the Plan, a “repricing” means lowering the Option Price of an outstanding Stock Option or SAR or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a tandem cancellation of a Stock Option or SAR at a time when its Option Price exceeds the fair market value of the underlying Common Stock and exchange for another Stock Option, SAR, other Incentive Award, other equity security or a cash payment.

SECTION 8.

GENERAL

8.1      Effective Date and Grant Period

The Plan shall be effective upon the Effective Date, provided that it has been approved by the shareholders of the Company within twelve (12) months after the Effective Date.  Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect.  Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.  No Incentive Awards may be granted under the Plan on or after the date which is ten (10) years following the Effective Date.  The Plan shall remain in effect until all Incentive Awards granted under the Plan have been satisfied or expired.

8.2      Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets.  In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan.  Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto.  The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto.  Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  The Company, Affiliate, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

8.3      Withholding Taxes

(a)   Tax Withholding.  The Company or any Affiliate is authorized to withhold from any Incentive Award, from any payment due or transfer made under the Incentive Award or the Plan, or from any compensation or other amount owing to a Grantee, the amount (in cash, Shares, other securities, other Incentive Awards or other property) of any applicable withholding taxes with respect to an Incentive Award, its exercise, the lapse of restrictions thereon, payment or transfer under an Incentive Award or under the Plan, and to take any other action that is necessary, in the opinion of the Company or Affiliate, to satisfy all obligations for the payment of the taxes.  Notwithstanding the foregoing, in the event of an assignment or transfer of a Non-statutory Stock Option pursuant to Section 7.4, the Grantee who assigns the Non-statutory Stock Option shall remain subject to withholding taxes upon exercise of the Non-statutory Stock Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder.  Payment for such tax shall be required to be made prior to the delivery of any Shares.  The payment may be made in cash, by check, or through the delivery of Shares owned by the Grantee or transferee (which may be effected by the actual delivery of Shares or by the Company’s withholding of a number of Shares to be issued upon the exercise of a Non-statutory Stock Option, if applicable), which Shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

(b)   Share Withholding.  With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Award, the Grantee may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.  All such elections shall be made in writing, signed by the Grantee, and remain subject to any restrictions or limitations that the Committee, in its discretion, deems to be appropriate.

(c)   Incentive Stock Options.  With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes that could be imposed with respect to such disqualifying disposition.

8.4      No Guarantee of Tax Consequences

The Company, Affiliates, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Person participating or eligible to participate hereunder.

Neither the Company, any Affiliate, the Board, nor the Committee shall be liable to any Grantee or any other Person as to any expected or realized tax consequences for any Grantee or other Person due to the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any Incentive Award. Although the Company and its Affiliates may endeavor to (a) qualify an Incentive Award for favorable tax treatment in a jurisdiction or (b) avoid adverse tax treatment for an Incentive Award, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

8.5      Designation of Beneficiary by Participant

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

8.6      Deferrals

Subject to any requirements that apply to preclude taxation under Code Section 409A, the Committee in its discretion, may permit a Grantee to defer the receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award.

8.7      Amendment and Termination of Plan

The Board shall have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:

(a)           except as provided in Section 7.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;

(b)          amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c)           extend the term of the Plan;

(d)           while the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception; (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to the Company); or (iii) delete or limit the provisions of Section 7.10 (repricing prohibition).

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) Code Section 162(m) or any other provision of the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the amendment of the Plan shall not be effective unless approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

Subject to the provisions of the last paragraph of this Section 8.7, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair the rights of any Grantee under any Incentive Award previously granted under the Plan without such Grantee’s consent; provided, however, such consent shall not be required with respect to any Plan amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.

The Committee may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding Incentive Award at any time and from time to time; provided, however, subject to Section 7.10 and the provisions of the last paragraph of this Section 8.7 and the provisions of the applicable Incentive Agreement, no such amendment, modification, cancellation or termination shall impair the rights of a Grantee under an Incentive Award without such Grantee’s consent; provided, however, such consent shall not be required with respect to any amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.

Notwithstanding any other provision of the Plan or any Incentive Agreement to the contrary, the Committee may, in its sole discretion and without the consent of any Grantee, amend the Plan or any Incentive Agreement, to take effect retroactively or otherwise, as it deems to be necessary in order for the Company, the Plan, the Incentive Award or the Incentive Agreement to satisfy or conform to any applicable law, regulation or rule, or to meet the requirements of any applicable accounting standard.

8.8      Requirements of Law and Securities Exchanges

The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law or regulation.  The Committee may cause a legend or legends to be placed upon such certificates to make appropriate reference to such restrictions.

The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any law or regulation of any governmental authority, including without limitation, any federal or state securities law or regulation.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance, purchase or sale of Shares hereunder, no Shares may be issued, purchased or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Incentive Award.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority.  As to any jurisdiction that expressly imposes the requirement that an Incentive Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

All Shares issuable under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign securities laws, rules and regulations and the rules of any securities exchange or similar entity. The Committee may place legends on any certificate evidencing Shares or issue instructions to the transfer agent to reference restrictions applicable to the Shares.

Notwithstanding any provisions in the Plan to the contrary, any portion of the payments and benefits provided under the Plan, or the transfer or sale of Shares, shall be subject to a clawback or other recovery by the Company to the extent necessary to comply with applicable law including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or any Securities and Exchange Commission rule, as determined by the Committee.

8.9       Treatment for Other Compensation Purposes

The amount of any compensation received or deemed to be received by a Grantee pursuant to an Incentive Award shall not be deemed part of a Grantee’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws, and shall not be included in or have any effect on the determination of benefits under any other compensation or benefit plan, program or arrangement of the Company or an Affiliate, including any retirement or severance benefits plan, unless otherwise expressly provided by the terms of any such other plan, program or arrangement.

8.10   No Obligation to Exercise Awards; No Right to Notice of Expiration Date

An Incentive Award of a Stock Option or a Stock Appreciation Right imposes no obligation upon the Grantee to exercise the Incentive Award.  The Company, its Affiliates and the Committee have no obligation to inform a Grantee of the date on which a Stock Option or SAR is no longer exercisable except as such expiration is set forth in the Incentive Agreement.

8.11   Rule 16b-3 Securities Law Compliance for Insiders

While the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company.  Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

8.12   Compliance with Code Section 162(m) for Publicly Held Corporation

While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception.  If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

8.13   Compliance with Code Section 409A

It is intended that Incentive Awards granted under the Plan shall be exempt from, or if not exempt, in compliance with, the applicable requirements to preclude taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.  In that respect, the Company, by action of its Board, reserves the right to amend the Plan, and the Board and the Committee each reserve the right to amend any outstanding Incentive Agreement, to the extent deemed necessary or appropriate, in its discretion, either to exempt such Incentive Award from taxation under Code Section 409A or to comply with the requirements of Code Section 409A to preclude taxation thereunder.

The Plan is intended to comply, and shall be administered consistently in all respects, with Code Section 409A and the regulations and additional guidance promulgated thereunder to the extent applicable. Accordingly, the Company shall have the authority to take any action, or refrain from taking any action, with respect to the Plan or any Incentive Award hereunder that is reasonably necessary to ensure compliance with Code Section 409A (provided that the Company shall choose the action that best preserves the value of payments and benefits provided to Grantee that is consistent with Code Section 409A).  The Plan shall be interpreted in a manner that is consistent with Code Section 409A. In furtherance, but not in limitation of the foregoing:

(a)           in no event may Grantee designate, directly or indirectly, the calendar year of any payment to be made hereunder; and

(b)           to the extent the Grantee is a “specified employee” within the meaning of Code Section 409A, payments, if any, that constitute a “deferral of compensation” under Code Section 409A and that would otherwise become due during the first six months following Grantee’s termination of Employment shall be delayed and all such delayed payments shall be paid in full in the seventh month after such termination date, provided that the above delay shall not apply to any payment that is excepted from coverage under Code Section 409A, such as a payment covered by the short-term deferral exception under Code Section 409A.

8.14   Notices

(a) Notice From Insiders to Secretary of Change in Beneficial Ownership.  To the extent Section 16 of the Exchange Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of Shares of Common Stock issued or delivered pursuant to the Plan, each Insider should report to the Secretary of the Company (or his delegate) any such change to the beneficial ownership of the Shares that is required to be reported by such Insider by Rule 16(a)-3 under the Exchange Act.  Whenever reasonably feasible, the Insider will provide the Company with advance notification of such change in beneficial ownership.

(b) Notice to Insiders and Securities and Exchange Commission.  To the extent applicable, the Company shall provide notice to any Insider of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with the “blackout period.”

8.15   Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated Person) a change in the beneficial ownership of such Shares.

8.16   No Restriction on Corporate Action

Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Incentive Award made under the Plan.  No Grantee or other Person shall have any claim against the Company, any Affiliate, or the Board or the Committee as a result of any such action.

8.17   Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

8.18   Miscellaneous Provisions

(a)           No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b)           The expenses of the Plan shall be borne by the Company.

(c)           By accepting any Incentive Award, each Grantee and each Person claiming by or through Grantee shall be deemed to have indicated his complete acceptance of all the terms and conditions of the Plan and the Incentive Agreement.

(d)           The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

8.19   Severability

If any provision of the Plan or any Incentive Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Incentive Award, or would disqualify the Plan or Incentive Award under any law deemed applicable by the Committee, such provision shall be (a) construed or deemed amended to conform to applicable law or (b) if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Incentive Award, such provision shall be stricken as to such jurisdiction, Person or Incentive Agreement, and thereafter the remainder of the Plan and any such Incentive  Agreement shall remain in full force and effect.

8.20   Rules of Construction

The section and other headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan. Unless the context clearly requires otherwise: (a) words of the masculine gender used herein shall include the feminine and neuter; (b) references to the plural include the singular and to the singular include the plural; (c) the terms “includes” and “including” are not limiting; (d) the term “or” has the inclusive meaning represented by the phrase “and/or”; and (e) any grammatical form or variant of a term defined in the Plan shall be construed to have a meaning corresponding to the definition of the term set forth herein. The terms “hereof,” “hereto,” “hereunder” and similar terms in the Plan refer to the Plan as a whole and not to any particular provision of the Plan.

8.21   Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, on this 24th day of April, 2014, to be effective as of the Effective Date.

BREITLING ENERGY CORPORATION By: Name: Title:

BREITLING ENERGY CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 8, 2014

The undersigned hereby appoints Chris A. Faulkner, Rick Hoover and Jeremy S. Wagers, and each of them, any one of whom may act without joinder of the other, with full power of substitution and ratification, attorneys and proxies of the undersigned to vote all shares of Breitling Energy Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the corporate offices of the Company at 1910 Pacific Avenue, Suite 12000, Dallas, Texas 75201 on Tuesday, July 8, 2014 at 10:00 a.m. CDT, Dallas, Texas time, and at any adjournment thereof.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting. The Breitling Energy Corporation 2013 Proxy Statement, including the Notice of Annual Meeting and 2013 Annual Report on Form 10-K for the year ended December 31, 2013, is available on the following website:

http://www.breitlingenergy.com.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO CONTRARY SPECIFICATION IS MADE, THEN THIS PROXY (IF SIGNED) WILL BE VOTED “FOR” THE ELECTION OF THE FIVE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 4 AND 5 AND “THREE” YEARS IN PROPOSAL 3. WHETHER OR NOT SPECIFICATIONS ARE MADE, EACH OF THE PROXIES ARE AUTHORIZED TO VOTE IN HIS OR HER DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ADJOURNMENT THEREOF.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED STAMPED ENVELOPE.

(TO BE VOTED AND SIGNED ON REVERSE SIDE)
Please date, sign and mail your proxy card back as soon as possible!

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BREITLING ENERGY CORPORATION

SUBMIT A PROXY BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Please detach and return the bottom portion in the enclosed envelope.

Proposals – The Board of Directors recommends a vote “FOR” all of the nominees listed and “FOR” Proposals 2, 3, 4 and 5.

1.	ELECTION OF DIRECTORS
		FOR		WITHHOLD
	Chris A. Faulkner	☐		☐

	Jeremy S. Wagers	☐		☐

	Jonathan S. Huberman	☐		☐

	Richard H. Mourglia	☐		☐

	Chris E. Williford	☐		☐

			FOR	AGAINST	ABSTAIN
2.	Vote, on an advisory and non-binding basis, on the compensation of the Company’s named executive officers for fiscal year 2013 as disclosed in this Proxy Statement.		☐	☐	☐

		ONE	TWO	THREE	ABSTAIN
3.	Vote, on an advisory and non-binding basis, to holding the say on pay vote every third year.	☐	☐	☐	☐

			FOR	AGAINST	ABSTAIN
4.	Approval of the Breitling Energy Corporation 2014 Stock Incentive Plan		☐	☐	☐

			FOR	AGAINST	ABSTAIN
5.	Ratification of the appointment of Rothstein Kass as the Company’s independent accountants for the fiscal year ending December 31, 2014.		☐	☐	☐

☐	Address Change (make correction to left)

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated May 19, 2014.

Signature

Title

Date

NOTE: Please sign exactly as your name appears on your stock certificate. When signing as executor, administrator, trustee or other representative, please give your full title. All joint owners should sign.

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